Exhibit 10.13

                           ROSENTHAL & ROSENTHAL, INC.

                               Financing Agreement

AGREEMENT dated November 6, 2001 between COMPUTER MARKETPLACE, INC. ("Borrower"), a corporation duly organized and presently existing in good standing under the laws of the State of Massachusetts whose chief executive office is at 885 Main Street, Tewksbury, MA 01876, and ROSENTHAL & ROSENTHAL, INC. ("Lender"), a New York corporation with an address at 1370 Broadway, New York, New York 10018.

     Borrower desires to obtain loans and other financial accommodations from Lender on a revolving basis upon the security of the "Collateral" as herein defined. Now, therefore, Borrower and Lender agree as follows.

Section 1 DEFINITIONS

          As used in this Agreement, these terms shall have the following meanings which shall be applicable to both the singular and plural forms of such terms.

         1.1 "Account Debtor" shall mean the account debtor with respect to a Receivable and any other person who is obligated on such Receivable.

         1.2 "Advance Percentage" shall mean the percentage specified in Section
2.1 hereof.

         1.3 "Affiliate" of a party shall mean any entity controlling, controlled by, or under common control with, the party, and the term "controlling" and such variations thereof shall mean ownership of a majority of the voting power of a party.

         1.4 "Business Day" shall mean a day on which Lender and major banks in New York City are open for the regular transaction of business.

         1.5  "Default" shall have the meaning provided in Section 8.1 hereof.

         1.6 "Effective Rate" shall have the meaning provided in Section 3.1 hereof.

         1.7 "Eligible Inventory" shall mean Inventory owned by Borrower in the regular course of its business which is and at all times shall continue to be acceptable to Lender in all respects. Standards of eligibility may be fixed and revised from time to time solely by Lender in its exclusive judgment. In determining eligibility, Lender may, but need not, rely on certificates of inventory and reports furnished by Borrower, but reliance thereon by Lender from time to time shall not be deemed to limit Lender's right to revise standards of eligibility at any time. In general, Inventory shall not be deemed eligible unless it complies in all respects with the representations, covenants and warranties hereinafter set forth, made by Borrower with respect thereto.

         1.8 "Eligible Receivables" shall mean Receivables created by Borrower in the regular course of its business which are and at all times shall continue to be acceptable to Lender in all respects. Standards of eligibility may be fixed and revised from time to time solely by Lender in its exclusive judgment. In determining eligibility Lender may, but need not, rely on ageings, reports and schedules of Receivables furnished by Borrower, but reliance thereon by Lender from time to time shall not be deemed to limit Lender's right to revise standards of eligibility at any time. In general, a Receivable shall not be deemed eligible unless the Account Debtor on such Receivable is and at all times continues to be acceptable to Lender and unless each Receivable complies in all respects with the representations, covenants and warranties hereinafter set forth.

         1.9 "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the elements and pronouncements of the Financial Accounting Standards Board which are applicable to the circumstances as of the date of determination consistently applied.

         1.10 "Inventory" shall mean Inventory as defined in the Inventory Security Agreement executed by Borrower in favor of Lender.

         1.11 "Loan Account" shall mean the Loan Account as described in Section
2.1 hereof.

         1.12  "Margin" shall mean two (2%) percent per annum.

         1.13  "Maximum Credit Facility" shall mean $3,000,000.00.

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         1.14 "Maximum Rate" shall have the meaning provided in Section 9.2 hereof.

         1.15 "Net Amount of Eligible Receivables" shall mean the gross amount of Eligible Receivables less sales, excise or similar taxes, returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding or claimed, and less (without duplication) all amounts payable by any Account Debtor on Eligible Receivables if any Eligible Receivable of such Account Debtor is unpaid more than ninety (90) days following its invoice date.

         1.16 "Obligations" shall mean all obligations, liabilities and indebtedness of Borrower to Lender or an Affiliate of Lender, however evidenced, arising under this Agreement, under any other or supplemental financing provided to Borrower by Lender or an Affiliate of Lender, or independent hereof or thereof, whether now existing or incurred from time to time hereafter and whether before or after termination hereof, absolute or contingent, joint or several, matured or unmatured, direct or indirect, primary or secondary, liquidated or unliquidated, and whether arising directly or acquired from others (whether acquired outright, by assignment unconditionally or as collateral security from another and including, without limitation, participations or interest of Lender in obligations of Borrower to others), and including (without limitation) all of Lender's charges, commissions, fees, interest, expenses, costs and attorneys' fees chargeable to Borrower in connection therewith.

         1.17 "Over-advance" shall mean any portion of all loans and advances which on any day exceeds the product of the Advance Percentage multiplied by the Net Amount of Eligible Receivables.

         1.18 "Person" shall mean any person, firm, corporation, partnership, limited liability company, association, company, trust, estate, custodian, nominee or other individual or entity.

         1.19 "Prime Rate" shall mean the prime rate from time to time publicly announced in New York City by The Chase Manhattan Bank.

         1.20 "Receivables" shall mean all obligations to Borrower for the payment of money arising out of the sale of goods or the rendering of services by Borrower, now existing or hereafter arising, however evidenced, including without limitation all accounts, contract rights, general intangibles, documents, chattel paper and instruments (as each of such terms is defined in the New York Uniform Commercial Code).

         1.21 "Year 2000 Compliant" shall mean that neither performance nor functionality of any computer hardware or software is affected by dates prior to, during or after the Year 2000. In particular: (a) no value for current date will cause any interruption in operation; (b) date based functionality must behave consistently for dates prior to, during and after the Year 2000; (c) in all interfacing and data storage, the century in any date must be specified either explicitly or by unambiguous algorithms or inferencing rules; and (d) Year 2000 must be recognized as a leap year.

Section 2 LOANS

         2.1 Lender shall, in its discretion, make loans to Borrower from time to time, at Borrower's request, which loans in the aggregate shall not exceed the lesser of (i) eighty-five percent (85%) (the "Advance Percentage") of the Net Amount of Eligible Receivables which have been validly assigned to Lender and in which Lender holds a perfected security interest pursuant to the terms hereof ranking prior to and free and clear of all interests, claims, and rights of others; and (ii) the Maximum Credit Facility. The making of any loan in excess of the Advance Percentage shall not be deemed to modify the Advance Percentage or create any obligation to make any further such loan. All loans (and all other amounts chargeable to Borrower under this Agreement or any supplement hereto) shall be charged to a Loan Account in Borrower's name on Lender's books. Lender shall render to Borrower each month a statement of the Loan Account (and all credits and charges thereto) which shall be considered correct and accepted by Borrower and conclusively binding upon Borrower as an account stated except to the extent that Lender receives a written notice by registered mail of Borrower's exceptions within 30 days after such statement has been mailed by ordinary mail to Borrower.

Section 3 LENDER'S CHARGES

         3.1 Borrower agrees to pay to Lender each month interest (computed on the basis of the actual number of days elapsed over a year of 360 days) on the average daily balances in the Loan Account during the preceding month at a rate per annum (the "Effective Rate") equal to the Prime Rate plus the Margin. The Effective Rate shall increase or decrease by one quarter of one percent (1/4 of 1%) per annum for each increase or decrease, respectively, of one-quarter of one per cent (1/4 of 1%) per annum in the Prime Rate; provided, however, that no decrease shall reduce the Effective Rate to less than the Prime Rate plus the Margin; and provided further, that no decrease in the Prime Rate below 6% per annum shall be given any effect. Any change in the Effective Rate due to a change in the Prime Rate shall take effect on the date of such change in the Prime Rate.

         3.2 Borrower shall pay to Lender an annual facility fee in the amount

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of 1% percent of the Maximum Credit Facility [which shall be fully earned on the date hereof and each anniversary of the date hereof (each a "Renewal Date")]and which amount shall be payable as follows:

         (i) for the first year, 20% on the Closing Date and 20% on the first day of the each of the four calender months immediately succeeding the Closing Date; and

         (ii) for each year after the first year 20% on the respective Renewal Date and 20% on the first day of the each of the four calender months immediately succeeding the Renewal Date

         3.3 Should Lender arrange to open Letters of Credit or issue guaranties for Borrower's account, Borrower agrees to pay Lender an amount equal to 1/2 of 1% of the face amount of such Letters of Credit or guaranties, plus an additional 1/4 of 1% for each 30 days or portion thereof that the Letter of Credit (or any resulting acceptance) or guaranty remains open and unpaid, plus bank charges.

         3.4 A statement of all of Lender's charges shall accompany each monthly statement of the Loan Account and such charges shall be payable by Borrower within 5 days after receipt of such statement. In lieu of the separate payment of charges, Lender at its option, shall have the right to debit the amount of such charges to Borrower's Loan Account, which charges shall be deemed to be first paid by amounts subsequently credited to the Loan Account. As more fully provided in Section 9.2 hereof, in no event shall the interest charges hereunder exceed the Maximum Rate.

Section 4 SECURITY INTEREST IN COLLATERAL

         4.1 As security for the prompt performance, observance and payment in full of all of the Obligations, Borrower grants to Lender a security interest in, a continuing lien upon and a right of setoff against, and Borrower hereby assigns, transfers, pledges and sets over to Lender (collectively, including any other assets of Borrower in which Lender may be granted a security interest, the "Collateral"): (i) all Receivables (whether or not Eligible Receivables and whether or not specifically listed on any schedules, assignments or reports furnished to Lender), (ii) all of Borrower's property, and the proceeds thereof, now or hereafter held or received by or in transit to Lender or held by others for Lender's account, including any and all deposits, balances, sums and credits of Borrower with, and any and all claims of Borrower against, Lender, at any time existing, (iii) all credit insurance policies, and all other insurance and all guarantees relating to the Receivables or other Collateral, (iv) all books, records and other general intangibles evidencing or relating to Receivables or other Collateral; all deposits, or other security for the obligation of any person under or relating to Receivables, all of the Borrower's rights and remedies of whatever kind or nature it may hold or acquire for the purpose of securing or enforcing Receivables; all right, title and interest of the Borrower in and to all goods relating to, or which by sale have resulted in, Receivables, including goods returned by or reclaimed or repossessed from Account Debtors and all goods described in copies of invoices delivered by Borrower to Lender; all rights of stoppage in transit, replevin, repossession and reclamation and all other rights and remedies of an unpaid vendor or lienor, and all proceeds of any Letter of Credit naming Borrower as beneficiary and which provides for, guarantees or assures the payment of any Receivable; (v) all general intangibles whether or not arising out of the sale of goods or rendition of services, and including without limitation choses in action, causes of action, tax refunds (and claims), and reversions from terminated pension plans; and (vi) all proceeds of such Collateral, in any form, including, without limitation, cash, non-cash items, checks, notes, drafts and other instruments for the payment of money. Such security interest in favor of Lender shall continue during the term of this Agreement and until payment in full of all Obligations, whether or not this Agreement shall have sooner terminated.

         4.2 At Lender's request, Borrower will mark its ledger cards, books of account and other records relating to Receivables with appropriate notations satisfactory to Lender disclosing that the Receivables have been assigned to Lender and will provide Lender with confirmatory assignment schedules in form satisfactory to Lender, copies of customers' invoices, evidence of shipment or delivery, and such further information as Lender may require. Borrower will take any and all steps and observe such formalities as Lender may request from time to time to create and maintain in Lender's favor a valid and first lien upon, security interest in and pledge of all of Borrower's Receivables and all other Collateral, including without limitation by way of filing financing statements and other notices and amendments and renewals thereof that may be requested by Lender to maintain such security interest in and pledge of the Collateral.

Section 5 CUSTODY AND INSPECTION OF COLLATERAL AND RECORDS;
         COLLECTION AND HANDLING OF COLLATERAL

         5.1 Until Borrower's authority so to do is terminated at any time by notice from Lender, Borrower will, at its own expense and on Lender's behalf, collect as Lender's property and in trust for Lender all payments and prepayments on Receivables, and shall not commingle such collections with Borrower's own funds. As to all moneys so collected, including all prepayments by customers, Borrower shall on the day received remit all such collections to Lender in the form received. All amounts collected on Receivables when received by Lender shall be credited to Borrower's Loan Account, adding three Business Days for collection and clearance of remittances. Such credits shall be conditional upon final payment to Lender. Nothing contained in this Section 5.1, or otherwise in the Agreement, shall be deemed to limit Lender's rights and powers pursuant to Section 7 of the Agreement.


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         5.2 All records, ledger sheets, correspondence, contracts and documentation relating to or evidencing Receivables shall, until delivered to Lender or removed by Lender from Borrower's premises, be kept on Borrower's premises, without cost to Lender, in appropriate containers in safe places, bearing suitable legends identifying them and all related files, containers, receptacles and cabinets as being under Lender's dominion and control. Lender shall at all reasonable times have full access to and the right to examine and make copies of Borrower's books and records, to confirm and verify all Receivables assigned to Lender and to do whatever else Lender deems necessary to protect its interest. Lender may at any time remove from Borrower's premises, or require Borrower to deliver any contracts, documentation, files and records relating to Receivables, or Lender may, without cost or expense to Lender, use such of Borrower's personnel, supplies and space at Borrower's places of business as may be reasonably necessary for collection of Receivables.

         5.3 Borrower will immediately upon obtaining knowledge thereof report to Lender all reclaimed, repossessed or returned merchandise, Account Debtor claims and any other matter affecting the value, enforceability or collectibility of Receivables. Any merchandise reclaimed or repossessed by or returned to Borrower will, at the cost and expense of Borrower, be set aside marked with the name of the Lender and will be held by Borrower for the account of Lender and subject to Lender's security interest. All claims and disputes relating to Receivables are to be promptly adjusted by Borrower with the prior approval of Lender and within a reasonable time, at its own cost and expense. Lender may, at its option, settle, adjust or compromise claims and disputes relating to Receivables which are not adjusted by Borrower within a reasonable time.

         5.4 Borrower shall reimburse Lender on demand for all costs of collection incurred by Lender in efforts to enforce payment of Receivables, recovery of or realization upon any other Collateral, including attorneys' fees and the fees and commissions of collection agencies. All and any fees, costs and expenses, of whatever kind and nature, including taxes of any kind, which Lender may incur in filing public notices (including appraisal fees and advertising costs), and the reasonable charges of any attorney whom Lender may engage in preparing and filing documents, making title or lien examinations and rendering opinion letters, as well as expenses incurred by Lender (including all attorneys' fees and including Lender's out of pocket expenses in conducting periodic field examinations of Borrower, which field examinations will be limited to four (4) per year providing you are not in default, and the collateral plus Lender's prevailing per diem charge for each of its examiners in the field and office, now $750 per person per day), in protecting, maintaining, preserving, enforcing or foreclosing the pledge, lien and security interest granted to Lender hereunder, whether through judicial proceedings or otherwise, or enforcing or collecting the Receivables, or recovery of or realization upon any other Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to its transactions with Borrower, including actions or proceedings which may involve any person asserting a priority or claim with respect to the Collateral, shall be borne and paid for by Borrower on demand, shall constitute part of the Obligations and may at Lender's option be charged to Borrower's Loan Account.

Section 6 REPRESENTATIONS, COVENANTS AND WARRANTIES

         As an inducement to Lender to enter into this Agreement, Borrower represents, covenants and warrants (which shall survive the execution and delivery of this Agreement) that:

         6.1 Borrower is a corporation duly organized and presently existing in good standing under the laws of the State of Massachusetts and is duly qualified and existing in good standing in every other state in which the nature of Borrower's business requires it to be qualified.

         6.2 The execution, delivery and performance of this Agreement are within the corporate powers of Borrower, have been duly authorized by appropriate corporate action and are not in contravention of the terms of Borrower's charter or by-laws or of any indenture, agreement or undertaking to which Borrower is a party or by which it may be bound. Borrower warrants that it is and covenants that it shall remain solvent at all times while this Agreement is in effect.

         6.3 Borrower is and shall be, with respect to all Inventory, the owner thereof free from any lien, security interest or encumbrance of any kind, except in favor of Lender. No Receivable or any other Collateral has been or shall hereafter be assigned, pledged or transferred to any person other than the Lender or in any way encumbered or subject to a security interest except to Lender and Borrower shall defend the same against the claims of all persons.

         6.4 Borrower's books and records relating to the Receivables are maintained at the office referred to below. Except as otherwise stated below, the principal executive office of Borrower is located at such address and has been so located on a continuous basis for not less than six months. Borrower shall not change such location without Lender's prior written consent, and, upon making any such change, Borrower agrees to execute any additional financing statements or other documents or notices which Lender may require.

         6.5 All loans and advances requested by Borrower under this Agreement shall be used for the general corporate and business purposes of Borrower and shall in no event be requested or used by Borrower for the specific purpose of paying wages of the employees of Borrower.

         6.6 Borrower agrees to furnish Lender with accounts receivable agings
(i) weekly not later than Wednesday of each week; covering the period through Friday of the previous week; and (ii) monthly, not later than the 10th of each

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month covering the previous month; and balance sheets, statements of profit and loss, interim financing statements, cash flow projections and such other information regarding the business affairs and financial conditions of Borrower as Lender may from time to time reasonably request, including unaudited statements within 90 days after the end of each fiscal year of Borrower, in such detail and scope as Lender may require, prepared and certified by independent Certified Public Accounts acceptable to Lender on a review basis, and a financial statement prepared on an internal basis certified by the Chief Financial Officer of Borrower. All such statements and information shall fairly present the financial condition of Borrower as of the dates, and the results of its operations for the periods, for which the same are furnished.

         6.7 Borrower shall duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against it or its properties or assets prior to the date on which penalties attach thereto. Borrower shall be liable for any tax (excluding a tax imposed on the overall net income of Lender) imposed upon any transaction under this Agreement or giving rise to the Receivables or which Lender may be required to withhold or pay for any reason and Borrower agrees to indemnify and hold Lender harmless with respect thereto, and to repay Lender on demand the amount thereof, and until paid by Borrower shall be added to the Obligations secured hereunder, and may at Lender's option be charged to Borrower's Loan Account.

         6.8 With respect to each Receivable, Borrower hereby represents and warrants that: each Receivable represents a valid and legally enforceable indebtedness based upon an actual and bona fide sale and delivery of property or rendition of services in the ordinary course of Borrower's business which has been finally accepted by the Account Debtor and for which the Account Debtor is unconditionally liable to make payment of the amount stated in each invoice, document or instrument evidencing the Receivable in accordance with the terms thereof, without offset, defense or counterclaim; each Receivable will be paid in full at maturity; all statements made and all unpaid balances appearing in any invoices, documents, instruments and statements of account describing or evidencing the Receivables are true and correct and are in all respects what they purport to be and all signatures and endorsements that appear thereon are genuine and all signatories and endorsers have full capacity to contract; the Account Debtor owing the Receivable and each guarantor, endorser or surety of such Receivable is solvent and financially able to pay in full the Receivable when it matures; and all recording, filing and other requirements of giving public notice under any applicable law have been duly complied with.

         6.9 Borrower shall until payment in full of all Obligations to Lender and termination of this Agreement (a) cause to be maintained at the end of each fiscal quarter (ie, December, March, June, September), Tangible Net Worth in an amount not less than $700,000 and (b) cause to be maintained at the end of each such fiscal quarter, Working Capital of not less than $1,000,000.

         For the purpose hereof the following terms shall have the following definitions:

         "Current Assets" at a particular date shall mean cash, accounts and inventory of Borrower providing however, that such amounts shall not include any amounts for any indebtedness owing by any affiliate to Borrower.

         "Current Liabilities" at a particular date shall mean all amounts which would, in conformity with GAAP, be included under current liabilities or on a balance sheet of Borrower, as at such date, but in any event including, without limitation or duplications, the amounts of (a) all indebtedness payable on demand, or at the option of the person or entity to whom such indebtedness is owed, not more than twelve (12) months after such date, (b) any payments in respect of any indebtedness (whether installment, serial maturity, sinking fund payment or otherwise) required to be made not more than twelve (12) months after such date, (c) all reserves in respect of liabilities or indebtedness payable on demand or, at the option of the person or entity to whom such indebtedness is owed, not more than twelve (12) months after such date, the validity which is not contested to such date, (d) all accruals for federal or other taxes measured by income payable within twelve (12) months of such date and (e) all outstanding indebtedness to Lender.

         "Tangible Net Worth" shall mean, at a particular date (a) the aggregate amount of all assets of Borrower as may be properly classified as such in accordance with GAAP consistently applied excluding such other assets as are properly classified as intangible assets under GAAP, less (b) the aggregate amount of all liabilities of Borrower (excluding subordinated liabilities to Lender) determined in accordance with GAAP.

         "Working Capital" shall mean the excess, if any, of Current Assets less Current Liabilities.

         6.10 Borrower's computer based systems are Year 2000 Compliant and at Lender's request Borrower shall provide assurances acceptable to Lender thereof.

         6.11 Borrower shall, at Borrower's expense, within 60 days from the date hereof, (i) obtain and at all times thereafter maintain, with insurers acceptable to Lender, in its discretion, two life insurance policies, in form and substance acceptable to Lender in its discretion, one issued on the life of Joe Spampinato in the face amounts of $750,000 each (each a "Life Insurance Policy"); and (ii) deliver to Lender each of the original Life Insurance Policies together with executed original collateral consignment of each Life

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Insurance policy, in form and substance satisfactory to Lender in our discretion
(each a "Collateral Assignment"), each of which Collateral Assignment shall have been duly accepted and acknowledged by the issuer of the related Life Insurance policy.

         6.12 Borrower shall make no loans , advances or other financial accommodations to or investments in CelleXx Corporation, Pinneast.com, Inc or any Affiliate of Borrower, except for bills/invoices paid in the normal course of business

Section 7 SPECIFIC POWERS OF LENDER

         7.1 Borrower hereby constitutes Lender or its agent, or any other person whom Lender may designate, as Borrower's attorney, at Borrower's own cost and expense to exercise at any time all or any of the following powers which, being coupled with an interest, shall be irrevocable until all Obligations have been paid in full: (a) to receive, take, endorse, assign, deliver, accept and deposit, in Lender's or Borrower's name, any and all checks, notes, drafts, remittances and other instruments and documents relating to Receivables and proceeds thereof; (b) to receive, open and dispose of all mail addressed to Borrower and to notify postal authorities to change the address for delivery thereof to such address as Lender may designate; (c) to transmit to Account Debtors indebted on Receivables notice of Lender's interest therein and to request from such Account Debtors at any time, in Borrower's name or in Lender's or that of Lender's designee, information concerning the Receivables and the amounts owing thereon; (d) to notify Account Debtors to make payment directly to Lender; (e) to take or bring, in Borrower's name or Lender's, all steps, actions, suits or proceedings deemed by Lender necessary or desirable to effect collection of the Receivables; and (f) to sign on behalf of the Borrower one or more financing statements (or amendments to financing statements) under the Uniform Commercial Code. In addition, to the extent permitted by law, Lender may file one or more financing statements signed only by Lender, naming Borrower as debtor and Lender as secured party and indicating therein the types or describing the items of collateral covered by this Agreement. Without limitation of any of the powers enumerated above, Lender is hereby authorized to accept and to deposit all collections in any form, relating to Receivables, received from or for the account of Account Debtors (whether such collections are remitted directly to Lender by Account Debtors or are forwarded to Lender by Borrower), including remittances which may reflect deductions taken by Account Debtors, regardless of amount, the Loan Account of Borrower to be credited only with amounts actually collected on Receivables in accordance with Section 5.1. Borrower hereby releases (i) any bank, trust company or other firm receiving or accepting such collections in any form, and (ii) Lender and its officers, employees and designees, from any liability arising from any act or acts hereunder or in furtherance hereof, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact.

Section 8 LENDER'S REMEDIES UPON BORROWER'S DEFAULT

         8.1 Borrower agrees that all of the loans and advances made by Lender under the terms of this Agreement, together with all Obligations of Borrower as defined herein (unless otherwise provided in any instrument evidencing the same or agreement relating thereto), shall be payable by Borrower at Lender's demand at the office of Lender in New York, New York. In addition, all Obligations shall be, at Lender's option, due and payable without notice or demand upon termination of this Agreement or upon the occurrence of any one or more of the following events of default ("Default"): (a) if Borrower shall fail to pay to Lender when due any amounts owing to Lender under any Obligation, or shall breach any of the terms, covenants, conditions or provisions of this Agreement or any other agreement between the parties; (b) if any guarantor, endorser or other person liable on the Obligations shall die, terminate its guaranty or shall breach any of the terms, covenants, conditions or provisions of any guarantee, endorsement or other agreement of such person with, or in favor of, Lender; if any guarantor, endorser or other person liable on the Obligations shall die, terminate its guaranty or leave employment, the borrower shall have a cure period of 30 days to cure this event of Default without incurring liquidating damages (c) if any representation, warranty, or statement of fact made to Lender at any time by or on behalf of Borrower is false or misleading in any material respect; (d) if Borrower shall become insolvent, is generally unable to pay its debts as they mature, files or has filed against it a petition in bankruptcy, liquidation or reorganization, or if a judgment against Borrower remains unpaid, unstayed or undismissed for a period of more than five days, or if Borrower discontinues doing business for any reason, or if a custodian, receiver or trustee of any kind is appointed for it or any of its property; (e) if there is a change (by voluntary transfer, death or otherwise) in Borrower's controlling stockholders or owners; or (f) if at any time Lender shall, in its sole discretion, reasonably exercised, consider the Obligations insecure or any part of the Receivables unsafe, insecure or insufficient and Borrower shall not on demand furnish other collateral or make payment on account, satisfactory to Lender. Upon the occurrence of any Default, (i) Borrower shall pay to Lender, as liquidated damages and as part of the Obligations, a charge at the rate of two percent per month upon the unpaid balance of the Obligations from the date of Default until the date of full payment of the Obligations, which charge shall be in lieu of compensation payable under Section 3.1 from such date; provided, that in no event shall such rate exceed the Maximum Rate, (ii) Borrower shall pay to Lender all costs, disbursements, charges and expenses for the collection and enforcement of the Obligations, and for the protection and enforcement of Lender's security interest, including attorneys' fees, all of which shall be added to and deemed part of the Obligations, and (iii) Lender shall have the right (in addition to any other rights Lender may have under this Agreement or otherwise) without further notice to Borrower, to enforce payment of any Receivables, to settle, compromise, or release in whole or in part, any amounts owing on Receivables, to prosecute any action, suit or proceeding with respect to Receivables, to extend the time of payment of any and all Receivables, to make allowances and adjustments with respect thereto, to issue credits in Lender's name or Borrower's, to sell, assign and deliver the Receivables (or any part thereof) and any returned, reclaimed or repossessed merchandise or other property held by Lender or by Borrower for Lender's account, at public or private sale, at broker's board, for cash, upon credit or otherwise, at Lender's sole option and discretion, and Lender may bid or become purchaser at any such sale if public, free from any right of redemption which is hereby expressly waived. Borrower agrees that the giving of five days' notice by Lender, sent by ordinary mail, postage prepaid, to the mailing address of Borrower set forth in this Agreement, designating the place and time of any public sale or the time after which any private sale or other intended disposition of the Receivables or any other security held by Lender is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice with respect thereto. The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by Lender to the payment of the Obligations in such order as Lender may elect, and Borrower shall remain liable to Lender for any deficiency.

         8.2 The enumeration of the foregoing rights and remedies is not intended to be exhaustive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies Lender may have under the New York Uniform Commercial Code or other applicable law. Lender shall have the right, in its sole discretion, to determine which rights and remedies, and in which order any of the same, are to be exercised, and to determine which Receivables are to be proceeded against and in which order, and the exercise of any right or remedy shall not preclude the exercise of any others, all of which shall be cumulative. No act, failure or delay by Lender shall constitute a waiver of any of its rights and remedies. No single or partial waiver by Lender of any provision of this Agreement, or breach or default thereunder, or of any right or remedy which Lender may have shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provision, breach, default, right or remedy on a future occasion. Borrower waives presentment, notice of dishonor, protest and notice of protest of all instruments included in or evidencing any of the Obligations or the Receivables and any and all notices or demands whatsoever (except as expressly provided herein). Lender may, at all times, proceed directly against Borrower to enforce payment of the Obligations and shall not be required to first enforce its rights in the Receivables or any other security granted to it. Lender shall not be required to take any action of any kind to preserve, collect or protect its or Borrower's rights in the Receivables or any other security granted to it.

         8.3 BORROWER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER CONNECTED WITH THIS AGREEMENT, THE OBLIGATIONS, THE RECEIVABLES, OR ANY OTHER TRANSACTION BETWEEN THE PARTIES AND BORROWER HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN SUCH STATE IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE OBLIGATIONS. IN ANY SUCH LITIGATION BORROWER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO BORROWER AT ITS PLACE OF BUSINESS SET FORTH ABOVE. WITHIN 30 DAYS AFTER SUCH MAILING, BORROWER SHALL APPEAR IN ANSWER TO SUCH SUMMONS, COMPLAINT OR OTHER PROCESS, FAILING WHICH BORROWER SHALL BE DEEMED IN DEFAULT AND JUDGMENT MAY BE ENTERED BY LENDER AGAINST BORROWER FOR THE AMOUNT OF THE CLAIM AND OTHER RELIEF REQUESTED THEREIN.

Section 9 EFFECTIVE DATE, CONTROLLING LAW AND TERMINATION

         9.1 This Agreement shall become effective upon acceptance by Lender at its office in the State of New York, and shall continue in full force and effect until August 31, 2003 (the "Renewal Date") and from year to year thereafter, unless sooner terminated as herein provided. Borrower may terminate this Agreement on the Renewal Date or on the anniversary of the Renewal Date in any year by giving Lender at least sixty (60) days' prior written notice by registered or certified mail, return receipt requested, and in addition to its other rights hereunder, Lender shall have the right to terminate this Agreement at any time by giving Borrower thirty (30) days' prior written notice. In addition to the charges under Section 3 hereof, as minimum compensation to Lender for its agreement to make loans under the terms of this Agreement, and for its services hereunder, Lender shall receive and Borrower agrees to pay minimum charges in the aggregate amount of $7,500.00 during each month (or any part thereof, if sooner terminated) that this Agreement is in effect, which minimum compensation shall be payable after deducting for each month the charges paid by Borrower for such month under Section 3.1. Should a Default occur hereunder, this Agreement will be terminable by Lender at any time and Borrower shall, upon any such termination by Lender, pay to Lender, as additional liquidated damages and as part of the Obligations, an amount equal to 75% of Lender's average monthly charges for the previous six months, or from the date of this Agreement, whichever is less, multiplied by the number of months remaining under this Agreement. In the event that Lender shall permit termination of this Agreement by Borrower other than as provided herein, as a condition to such termination, Borrower shall pay to Lender such additional liquidated damages in addition to performance of any other conditions to such termination. No termination of this Agreement, however, shall relieve or discharge Borrower of its duties, obligations and covenants hereunder until such time as all Obligations have been paid in full, and the continuing security interest in Receivables and other Collateral granted to Lender hereunder or under any other agreement shall remain in effect until such Obligations have been fully discharged. No provision hereof shall be modified or amended orally or by course of conduct but only by a written instrument expressly referring hereto signed by both parties.

         9.2 ALL LOANS SHALL BE DISBURSED BY LENDER FROM ITS OFFICE IN THE STATE OF NEW YORK, SHALL BE PAYABLE BY BORROWER AT SUCH OFFICE, AND THIS AGREEMENT AND ALL TRANSACTIONS THEREUNDER SHALL BE DEEMED TO BE CONSUMMATED IN SUCH STATE AND SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH
THE LAWS OF THAT STATE. If any part or provision of this Agreement is invalid or in contravention of the applicable laws or regulations of any controlling jurisdiction, such part or provision shall be severable without affecting the validity of any other part or provision of this Agreement. Notwithstanding any provision herein or in any related document, Lender shall never be entitled to receive, collect, or apply, as interest on the Loan Account, any amount in excess of the maximum rate of interest ("Maximum Rate") permitted to be charged from time to time by applicable law (if such law imposes any maximum rate), and in the event Lender ever receives, collects, or applies as interest, any amount in excess of the Maximum Rate, such amount shall be deemed and treated as a partial prepayment of the principal of the Loan Account; and, if the principal of the Loan Account and all other of Lender's charges other than interest are paid in full, any remaining excess shall be paid to Borrower.

         9.3 .This Agreement may be executed and delivered in one or more counterparts, each of which, when so executed, shall be deemed an original.


          IN WITNESS WHEREOF, Lender and Borrower have caused this Agreement to be executed by their respective corporate officers thereto duly authorized as of the day and year first above written.




                                   COMPUTER MARKETPLACE, INC.


                                   By:
                                     -----------------
                                     Title:


                                   Attest:

                                   -------------------
                                    Secretary

Accepted:

ROSENTHAL & ROSENTHAL, INC.


By:________________



Location of Borrower's                      Chief Executive Office
  Books and Records:                         of Borrower:
885 Main Street, Tewksbury, MA 01876        885 Main Street, Tewksbury, MA 01876



Mailing Address of Borrower:                Other Places of Business
885 Main Street, Tewksbury, MA 01876           of Borrower:
                                            none

                              OFFICERS' CERTIFICATE

      The undersigned, President and Secretary of COMPUTER MARKETPLACE, INC., a corporation duly organized and validly existing under the laws of the State of Massachusetts, DO HEREBY CERTIFY that the following is a true copy of certain resolutions duly and unanimously adopted at a meeting of the Board of Directors and shareholders of said corporation, duly called and held on November 6, 2001, at which a quorum was present and voting throughout, and which are not in conflict with the Certificate of Incorporation, By-Laws, rules and regulations of said corporation, and which resolutions have not been modified or rescinded and are still in full force and effect:

      "WHEREAS, this corporation proposes to enter into a financing agreement with Rosenthal & Rosenthal, Inc. ("Rosenthal") pursuant to which this corporation will grant to Rosenthal a security interest in, a continuing lien upon and right of set-off against, and will assign, transfer, pledge and set over to Rosenthal, all of its accounts, contract rights, general intangibles and instruments, and certain other personal property of this corporation (herein collectively referred to as "collateral"), and the form of such financing agreement having been submitted to and duly considered at this meeting, and the execution and delivery thereof having been deemed to be in the best interest of this corporation; now, therefore, be it:

      "RESOLVED, that any one or more of the officers of this corporation be, and they each hereby are, authorized, directed and empowered, in the name and on behalf of this corporation: to enter into, execute and deliver to Rosenthal a financing agreement substantially in the form submitted to this meeting, with such changes as said officer or officers may consider appropriate, the execution and delivery thereof being deemed conclusive evidence of this corporation's approval of the terms thereof; from time to time, to borrow money and obtain advances and other financial accommodations from Rosenthal, in such amounts and upon such terms and conditions as said officer or officers may consider appropriate, and to grant a security interest in, a continuing lien upon and right of set-off against, and assign, transfer, pledge and set over to Rosenthal, the collateral, now existing or hereafter arising, pursuant to the terms of said financing agreement, or otherwise; to execute and deliver one or more promissory notes or other evidences of indebtedness, financing statements, supplementary agreements, assignments, schedules, transfers, notices, contracts, subordination agreements, guarantees, designations, consignments and other instruments and documents in connection with the financing agreement, as amended or supplemented from time to time (including the grant of additional liens and security interests in such personal property and/or real property of this corporation as may be requested by Rosenthal pursuant to any such supplement), containing and upon such terms as said officer or officers may consider appropriate, the execution and delivery thereof being deemed conclusive evidence of this corporation's approval of the terms thereof; to make remittances and payments by checks, drafts or otherwise; to adopt a facsimile printed or rubber stamp signature for the purpose of expediting the terms of the financing agreement; and to execute and deliver such further documents and to perform such other acts as may be necessary or desirable to effectuate the foregoing resolution; and all such action of said officer or officers shall be taken as the action of, and is hereby authorized, ratified, approved and confirmed by, this corporation and the board of directors thereof; and it is further

      "RESOLVED, that this corporation hereby authorizes and empowers Rosenthal from time to time to endorse by rubber stamp or otherwise the name of this corporation on any and all checks, drafts or other orders for the payment of money or written evidences of debt, which may be made or be in form payable to this corporation, and which may come into the possession of Rosenthal and to deposit such items in Rosenthal's account with any other bank, banker or trust company and further authorizes Rosenthal to deal absolutely with any such items as the property of Rosenthal and to do and perform any and all such other acts as may be necessary or proper to constitute any and all such items the property of Rosenthal without requiring the signature or signatures of any officer or officers of this corporation; and it is further

      "RESOLVED, that until Rosenthal receives notice in writing by registered mail of any changes or limitations of authority of any officers of this corporation, it is authorized to rely upon the authority and power set forth in these resolutions."

      The undersigned DO FURTHER CERTIFY that the Certificate of Incorporation and By-Laws of this corporation contain no requirement for shareholder approval or consent to the execution of the financing agreement or the consummation of any of the transactions referred to in the foregoing resolutions.

      IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this November 6, 2001.



                           --------------------------------------------
                                    President

                           --------------------------------------------
                                    Secretary
       Corporate
      {  Seal     {

CERTIFICATE AS TO OFFICERS, DIRECTORS, STOCKHOLDERS AND AUTHORIZED SIGNATURES OF COMPUTER MARKETPLACE, INC.

We, the undersigned, Joe Spampinato, President, John Straatsma, Secretary, David Langle, Treasurer of COMPUTER MARKETPLACE, INC., a corporation organized and existing under and by virtue of the laws of the state of Massachusetts, having its principal office at 885 Main Street, Tewksbury, MA 01876, do hereby certify as follows:


1. The names and residence addresses of all of the officers of COMPUTER MARKETPLACE, INC. are as follows:

NAME                OFFICE          RESIDENCE ADDRESS

Joe Spampinato      President       7 Kayla Ave., Salem, NH 03079

John Straatsma      Secretary       1091 W. Sample Rd., Ste 401, Coral Springs,
                                    FL 33065

David Burke Jr.     Vice President  6 Quincy St. Methuen, MA 01844

Emmanuel Spampinato Vice President  19 Clinton St., Methuen, MA 01844

David Langle        Treasurer       10100 W. Sample Rd., Ste 401, Coral Springs,
                                    FL 33065


2. The names and residence addresses of all of the directors of COMPUTER MARKETPLACE, INC. are as follows:

NAME                       RESIDENCE ADDRESS

David Burke Sr.            885 Main St., Tewksbury, MA 01876


Douglas Forde              10100 W. Sample Rd., Ste 401, Coral Springs, FL 33065





3. The names and residence addresses of the stockholders owning and holding all the issued and outstanding stock of COMPUTER MARKETPLACE, INC. are as follows:

NAME              RESIDENCE ADDRESS     NO. OF SHARES     CLASS OF SHARES

CELEXX CORPORATION 10100 West Sample Rd.,   100%          Common
                   Coral Springs,
                   FL 33065




4. That pursuant to the by-laws, resolutions and minutes of COMPUTER MARKETPLACE, INC., the persons authorized and empowered to make, sign and endorse on behalf of COMPUTER MARKETPLACE, INC., any and all documents, checks, notes, drafts, trade acceptances and other negotiable papers or instruments, are as follows:

NAME*                                 OFFICE

Joe Spampinato                        President

John Straatsma


David Burke Jr.                       Vice President


Emmanuel Spampinato                   Vice President


David Langle                          Treasurer


*Indicate whether the above persons may sign alone or jointly


5. The names of the persons authorized to make, sign and deliver on behalf of COMPUTER MARKETPLACE, INC., schedules of assignments of accounts and/or any other instruments of assignment to ROSENTHAL & ROSENTHAL, INC., are as follows:

NAME*                                OFFICE


Joe Spampinato                       President

John Straatsma                       Secretary

David Burke Jr.                      Vice President


Emmanuel Spampinato                  Vice President

David Langle                         Treasurer

*Indicate whether the above persons may sign alone or jointly


6. The following are the actual signatures of the officers and other authorized persons:


Joe Spampinato
                                            -----------------------------
John Straatsma
                                            -----------------------------
David Burke Jr.
                                            -----------------------------
Emmanuel Spampinato
                                            -----------------------------
David Burke Sr.
                                            -----------------------------
Douglas Forde
                                            -----------------------------
David Langle
                                            -----------------------------
CELEXX CORPORATION
By
--------------------------------------------------------------

IN WITNESS WHEREOF,   we  have  hereunto  affixed  our signatures as officers of
COMPUTER MARKETPLACE, INC. and affixed the seal of COMPUTER MARKETPLACE, INC. thisNovember 6, 2001

Corp. Seal



                                        ---------------------------------
                                        Joe Spampinato, President


                                        ---------------------------------
                                        John Straatsma, Secretary


                                        ---------------------------------
                                        David Langle, Treasurer

                                   CERTIFICATE



ROSENTHAL & ROSENTHAL, INC.
1370 Broadway
New York NY 10018


Gentlemen:

The undersigned Joe Spampinato and John Straatsma being respectively the President and Secretary of COMPUTER MARKETPLACE, INC., a corporation organized and existing under and by virtue of the laws of the State of Massachusetts, do hereby certify as follows:

COMPUTER MARKETPLACE, INC., in connection with the conduct of its business uses the trademark(s) and selling style(s) entitled:

CMI

(the "Tradestyle Name(s)"), is the sole and exclusive owner of the Tradestyle Name(s) and all sales and any and all business done in the Tradestyle Name(s) are sales and business of COMPUTER MARKETPLACE, INC.

Any and all checks, remittances or other payments received in the Tradestyle Name(s) are the sole and exclusive property of COMPUTER MARKETPLACE, INC. and the duly authorized officers of COMPUTER MARKETPLACE, INC. are authorized to endorse the Tradestyle Name(s) on such checks and remittances as and for the property of COMPUTER MARKETPLACE, INC.

Any and all authority given to you by COMPUTER MARKETPLACE, INC. to endorse its name on any checks, negotiable instruments or other remittances extends with equal and full force and effect to any checks, negotiable instruments, and other remittances received in the Tradestyle Name(s).

In witness whereof, we have hereunto set our hands as President and Secretary of COMPUTER MARKETPLACE, INC. and hereunto affixed the seal for the corporation this November 6, 2001



------------------------
President


------------------------
Secretary

                                    GUARANTEE

                                        New York, New York      November 6, 2001

         In order to induce Rosenthal & Rosenthal, Inc. (herein called "Rosenthal") to make loans, advances or other commitments or grant other financial accommodations to or for the account of (or in reliance on the credit of) COMPUTER MARKETPLACE, INC. (herein called "Obligor") and for other good and valuable considerations received, the undersigned irrevocably and unconditionally guarantees to Rosenthal payment when due, whether by acceleration or otherwise, of any and all Obligations of the Obligor to Rosenthal. The term "Obligations" shall mean all obligations, liabilities and indebtedness of the Obligor to Rosenthal or an affiliate of Rosenthal, however evidenced, now or hereafter arising under the Financing Agreement, dated November 6, 2001, between Rosenthal and Obligor, and/or under any other or supplemental financing provided to the Obligor by Rosenthal or an affiliate of Rosenthal, or independent hereof or thereof, whether now existing or incurred from time to time hereafter and whether before or after termination hereof, absolute or contingent, joint or several, matured or unmatured, direct or indirect, primary or secondary, liquidated or unliquidated, and whether arising directly or acquired from others (whether acquired outright, by assignment unconditionally or as collateral security from another and including, without limitation, participations or interest of Rosenthal in obligations of Obligor to others), and including (without limitation) all of Rosenthal's charges, commissions, fees, interest, expenses, costs and attorneys' fees chargeable to Obligor in connection therewith. In addition, the undersigned agrees to indemnify Rosenthal against any loss, damage or liability because of any wrongful acts or fraud of the Obligor.

         The undersigned waives notice of acceptance of this guarantee and notice of any liability to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or nonpayment of any Obligations, or suit or taking other action by Rosenthal against, and any other notice to, any party liable thereon (including the undersigned) and waives any defense, offset or counterclaim to any liability hereunder. Rosenthal may at any time and from time to time (whether or not after revocation or termination of this guarantee) without the consent of, or notice to, the undersigned, without incurring responsibility to the undersigned, without impairing or releasing the obligations of the undersigned hereunder, upon or without any terms or conditions and in whole or in part: (1) change the manner, place or terms of payment, and/or change or extend the time of payment of, renew or alter, any Obligation, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guarantee herein made shall apply to the Obligations as so changed, extended, renewed or altered; (2) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the liabilities hereby guaranteed or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or offset thereagainst; (3) exercise or refrain from exercising any rights against the Obligor or others (including the undersigned) or otherwise act or refrain from acting; (4) settle or compromise any Obligation, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Obligor to creditors of the Obligor other than Rosenthal and the undersigned: and (5) apply any sums by whomsoever paid or howsoever realized to any Obligation to Rosenthal regardless of what liability or liabilities of the Obligor remain unpaid.

         No invalidity, irregularity or unenforceability of all or any part of the liabilities hereby guaranteed or of any security therefor shall affect, impair or be a defense to this guarantee. The liability of the undersigned hereunder is primary and unconditional and shall not be subject to any offset, defense or counterclaim of the Obligor. This guarantee is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. The books and records of Rosenthal shall be admissible as prima facie evidence of the Obligations. As to each of the undersigned, this guarantee shall continue until written notice of revocation signed by such undersigned, or until written notice of the death of such undersigned shall in each case have been actually received by Rosenthal, notwithstanding a revocation by, or the death of, or complete or partial release for any cause of any one or more of the remainder of the undersigned or of the Obligor, or of any one liable in any manner for the liabilities hereby guaranteed, or for the liabilities (including those herein) incurred directly or indirectly in respect thereof or hereof, and notwithstanding the dissolution, termination or increase, decrease or change in personnel of any one or more of the undersigned which may be partnerships or corporations.

         No revocation or termination hereof shall affect in any manner rights arising under this guarantee with respect to (a) Obligations which shall have been created, contracted, assumed or incurred prior to receipt by Rosenthal of written notice of such revocation or termination or (b) Obligations which shall have been created, contracted, assumed or incurred after receipt of such written notice pursuant to any contract entered into by the Obligor or by Rosenthal for the benefit of the Obligor prior to receipt by Rosenthal of such notice, or to protect, preserve or realize upon any security for any Obligations; and the sole effect of revocation or termination hereof shall be to exclude from this guarantee liabilities thereafter arising which are unconnected with liabilities theretofore arising or with transactions theretofore entered into.

         Upon the happening of any of the following events: (i) the death or insolvency of the Obligor or any of the undersigned, or (ii) suspension of business of the Obligor or any of the undersigned, or (iii) the issuance of any warrant of attachment against any of the property of the Obligor or any of the undersigned, or (iv) the making by the Obligor or any of the undersigned of any assignment for the benefit of creditors, or (v) a trustee, receiver or custodian being appointed for the Obligor or any of the undersigned or for any property of either of them, or (vi) any proceeding being commenced by or against the Obligor or any of the undersigned under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute -- then and in any such event, and at any time thereafter, Rosenthal may, without notice to the Obligor or any of the undersigned, make the Obligations, whether or not then due, immediately due and payable hereunder as to any of the undersigned, and Rosenthal shall be entitled to enforce the obligations of the undersigned hereunder. All sums of money at any time to the credit of the undersigned with Rosenthal and any of the property of the undersigned at any time in the possession of Rosenthal may be held by Rosenthal as security for any and all obligations of the undersigned hereunder, notwithstanding that any of said money or property may have been deposited, pledged or delivered by the undersigned for any other, different or specific purpose. Any and all claims of any nature which the undersigned may now or hereafter have against the Obligor are hereby subordinated to the full payment to Rosenthal of the Obligations and are hereby assigned to Rosenthal as additional collateral security therefor.

         In the event Rosenthal takes any action, including retaining attorneys, for the purpose of effecting collection of the Obligations or of any liabilities of the undersigned hereunder, or protecting any of Rosenthal's rights hereunder, the undersigned shall pay all costs and expenses of every kind for protection of the rights of Rosenthal or for collection of the Obligations or such liabilities, including reasonable attorneys' fees.

         If claim is ever made upon Rosenthal for repayment or recovery of any amount or amounts received by Rosenthal in payment or on account of any of the Obligations and Rosenthal repays all or part of said amount by reason of (a) any judgment, decree or order of any Court or administrative body having jurisdiction over Rosenthal or any of its property, or (b) any settlement or compromise of any such claim effected by Rosenthal with any such claimant (including the Obligor), then and in such event the undersigned agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the undersigned, notwithstanding any revocation or release hereof or the cancellation of any note or other instrument evidencing any of the Obligations, or any release of any such liability of the Obligor, and the undersigned shall be and remain liable to Rosenthal hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Rosenthal. The provisions of this paragraph shall survive, and continue in effect, notwithstanding any revocation or release hereof, unless such revocation or release shall specifically refer to this paragraph.

         No delay on the part of Rosenthal in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this guarantee, shall be deemed to be made by Rosenthal unless the same shall be in writing, duly signed on behalf of Rosenthal, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Rosenthal or the obligations of the undersigned to Rosenthal in any other respect or at any other time. The undersigned shall have no right (whether by contract or by operation of law) of subrogation, restitution, indemnification, reimbursement or any other or similar rights of a surety against the Obligor or any of its assets or property or any security held for any liabilities of the Obligor, and all such rights are hereby expressly waived.

         This guarantee and the rights and obligations of Rosenthal and of the undersigned hereunder shall be governed and construed in accordance with the laws of the State of New York; and this guarantee is binding upon the undersigned, his, her, their or its executors, administrators, successors or assigns, and shall inure to the benefit of Rosenthal, its successors or assigns. THE UNDERSIGNED AGREES AND DOES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT AGAINST THE UNDERSIGNED ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTEE, AND THE UNDERSIGNED HEREBY CONSENTS TO THE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK FOR A DETERMINATION OF ANY DISPUTE AS TO ANY SUCH MATTERS AND AUTHORIZES THE SERVICE OF PROCESS ON THE UNDERSIGNED BY REGISTERED MAIL SENT TO THE UNDERSIGNED AT THE ADDRESS OF THE UNDERSIGNED HEREINBELOW SET FORTH.

         Any acknowledgement, new promise, payment of principal or interest or other act by the Obligor and others, with respect to the Obligations, shall be deemed to be made as agent of the undersigned for the purposes hereof, and shall, if the statute of limitations in favor of the undersigned against Rosenthal shall have commenced to run, toll the running of such statute of limitations, and if such statute of limitations shall have expired, prevent the operation of such statute.

         The undersigned, if more than one, shall be jointly and severally liable hereunder and the term "undersigned" wherever used herein shall mean the undersigned or any one or more of them. Any one signing this guarantee shall be bound hereby, whether or not any one else signs this guarantee at any time. The term "Rosenthal" includes any agent of Rosenthal acting for it.

ATTEST:

-----------------------
                                    Secretary
CELEXX CORPORATION

By:_______________________
                                    President
[Corporate Seal]
10100 West Sample Rd, Coral Springs, FL 33065

STATE OF New York, COUNTY OF New York

On the _____ day of _______, 2001, before me personally came_________________ to me known, who being by me duly sworn, did depose and say that he resides at _____________________________; that he is the President of CELEXX CORPORATION, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

---------------------------
Notary Public

                      CERTIFICATE OF DIRECTORS' RESOLUTIONS

     The undersigned, being respectively the President and Secretary of CELEXX CORPORATION, a Nebraska corporation, hereby certify that the following are true copies of resolutions duly and unanimously adopted at a special meeting of the Board of Directors of the corporation, duly called and held at the office of the corporation on November 6, 2001, at which meeting a quorum was present and voting throughout, and which resolutions have not been modified or rescinded and are still in full force and effect:

          "RESOLVED, that it is for the best business interests of this corporation that this corporation guarantee to ROSENTHAL & ROSENTHAL, INC., the payment and discharge by COMPUTER MARKETPLACE, INC. of any and all of its obligations to ROSENTHAL & ROSENTHAL, INC., and be it further

          "RESOLVED, that the President or any other officer of this corporation is authorized to execute and deliver for and on behalf of this corporation the aforementioned guarantee in the form annexed hereto or in any other form the officer executing the same deems advisable, and is hereby authorized to execute and deliver any and all other instruments and documents in connection therewith and to perform such other acts as may be necessary to carry these resolutions into effect."

          IN WITNESS WHEREOF, we have hereunto set our hands and the seal of the corporation hereto this

November 6, 2001.


------------------------
President

-------------------------
Secretary

CORP. SEAL

                                                              November 6, 2001



ROSENTHAL & ROSENTHAL, INC.
1370 BROADWAY
NEW YORK, NY  10018


    In order to induce you to enter into a Financing Agreement, with COMPUTER MARKETPLACE, INC. (hereinafter referred to as the "Client"), effective as of November 6, 2001 ( the "Financing Agreement") and/or to continue under or to refrain at this time from terminating your present arrangement with the Client, and in consideration of your so doing, the undersigned and each of them if more than one hereby guaranty and warrant to you that each and every Receivable (as defined in the Financing Agreement) referred to in said Financing Agreement and assigned and sold to you by the Client will represent a bona fide existing obligation of a customer of the Client and owing to the Client and arising out of and acquired by the Client in the ordinary course of its business and which will be due and owing to the client without defense, offset or counterclaim and without dispute as to price, terms, quality or in any other respect; that all remittances received by the Client on account of Receivables will be held by the Client as your property; and that the Client will immediately deliver, to you, the identical checks, monies or other forms of payment received and that Client will not break any warranty, covenant or representation contained in the Financing Agreement or any agreement or certificate executed by Client in connection therewith.

    The undersigned and each of them further guaranty and warrant that all goods, merchandise and warehouse receipts, if any, from time to time consigned to or pledged with you by the Client shall be properly and correctly designated as to description, quantity, quality and unit value in each schedule, warehouse receipt and consignment relating to the same tendered to you by the client; and that the same shall actually be, at the time of such tender, at the location described in such schedules and consignments.

    The undersigned and each of them hereby waive notice of acceptance hereof and of all notices of any kind to which they may be entitled and further waive notice of and hereby consent to any agreement or arrangements whatever with the client or anyone else including, without being limited to, agreements and arrangements for payment, extension, subordination, composition, arrangement, compromise, discharge or release of the whole or any part of any indebtedness or for the change or surrender of any and all such goods, merchandise and warehouse receipts, and same shall in no way impair the undersigned's liability hereunder. The undersigned and each of them waive the benefits of any provision of the Bankruptcy Code and of any similar or other legislation as now or hereafter enacted, amended or added to, which may extend the time for payment of, or impair any of the obligations of the undersigned hereunder. This agreement shall continue in full force and effect until actual receipt by you from the undersigned of written notice of cancellation, but such cancellation shall be applicable only to transactions having their inception thereafter and in no way shall affect the continuing liability of those of the undersigned who do not give you such notice.

    The undersigned will, at all reasonable times, and at the request of Rosenthal & Rosenthal, Inc. ("Rosenthal"), assist Rosenthal in the collection and liquidation of the receivables.

The undersigned further agrees that in the event of any breach of the warranties and representations herein contained, the undersigned shall be jointly and severally liable to Rosenthal for any loss or damage suffered by Rosenthal as a result of such breach, and for costs, expense and reasonable attorney's fees.

    This Guaranty and Waiver shall be binding upon the heirs, personal representatives, successors and assigns of each of the undersigned and the benefits thereof shall extend to and include the successors and assigns of Rosenthal. The death of any of the undersigned shall not release his estate from any liability accruing prior to death. This Guaranty and Waiver shall be construed and governed by the laws of the state of New York. Words used herein shall have the same meaning as the words used in said Financing Agreement and any supplements and/or amendments thereto.

DATED: November 6, 2001





WITNESS: _______________________   _______________________________________(L.S.)
                                   NAME:   JOE STAMPINATO
                                   ADDRESS 7 Kayla Avenue, Salem, NH 03079
                                   SS#    ###-##-####

                                                               November 6, 2001



ROSENTHAL & ROSENTHAL, INC.
1370 BROADWAY
NEW YORK, NY  10018


    In order to induce you to enter into a Financing Agreement, with COMPUTER MARKETPLACE, INC. (hereinafter referred to as the "Client"), effective as of November 6, 2001 ( the "Financing Agreement") and/or to continue under or to refrain at this time from terminating your present arrangement with the Client, and in consideration of your so doing, the undersigned and each of them if more than one hereby guaranty and warrant to you that each and every Receivable (as defined in the Financing Agreement) referred to in said Financing Agreement and assigned and sold to you by the Client will represent a bona fide existing obligation of a customer of the Client and owing to the Client and arising out of and acquired by the Client in the ordinary course of its business and which will be due and owing to the client without defense, offset or counterclaim and without dispute as to price, terms, quality or in any other respect; that all remittances received by the Client on account of Receivables will be held by the Client as your property; and that the Client will immediately deliver, to you, the identical checks, monies or other forms of payment received and that Client will not break any warranty, covenant or representation contained in the Financing Agreement or any agreement or certificate executed by Client in connection therewith.

    The undersigned and each of them further guaranty and warrant that all goods, merchandise and warehouse receipts, if any, from time to time consigned to or pledged with you by the Client shall be properly and correctly designated as to description, quantity, quality and unit value in each schedule, warehouse receipt and consignment relating to the same tendered to you by the client; and that the same shall actually be, at the time of such tender, at the location described in such schedules and consignments.

    The undersigned and each of them hereby waive notice of acceptance hereof and of all notices of any kind to which they may be entitled and further waive notice of and hereby consent to any agreement or arrangements whatever with the client or anyone else including, without being limited to, agreements and arrangements for payment, extension, subordination, composition, arrangement, compromise, discharge or release of the whole or any part of any indebtedness or for the change or surrender of any and all such goods, merchandise and warehouse receipts, and same shall in no way impair the undersigned's liability hereunder. The undersigned and each of them waive the benefits of any provision of the Bankruptcy Code and of any similar or other legislation as now or hereafter enacted, amended or added to, which may extend the time for payment of, or impair any of the obligations of the undersigned hereunder. This agreement shall continue in full force and effect until actual receipt by you from the undersigned of written notice of cancellation, but such cancellation shall be applicable only to transactions having their inception thereafter and in no way shall affect the continuing liability of those of the undersigned who do not give you such notice.

    The undersigned will, at all reasonable times, and at the request of Rosenthal & Rosenthal, Inc. ("Rosenthal"), assist Rosenthal in the collection and liquidation of the receivables.

The undersigned further agrees that in the event of any breach of the warranties and representations herein contained, the undersigned shall be jointly and severally liable to Rosenthal for any loss or damage suffered by Rosenthal as a result of such breach, and for costs, expense and reasonable attorney's fees.

    This Guaranty and Waiver shall be binding upon the heirs, personal representatives, successors and assigns of each of the undersigned and the benefits thereof shall extend to and include the successors and assigns of Rosenthal. The death of any of the undersigned shall not release his estate from any liability accruing prior to death. This Guaranty and Waiver shall be construed and governed by the laws of the state of New York. Words used herein shall have the same meaning as the words used in said Financing Agreement and any supplements and/or amendments thereto.

DATED: November 6, 2001





WITNESS: _______________________   _______________________________________(L.S.)
                                   NAME DAVID BURKE JR.
                                   ADDRESS 6 Quincy St., Methuen, MA 01844
                                   SS#   ###-##-####

                                                                November 6, 2001



ROSENTHAL & ROSENTHAL, INC.
1370 BROADWAY
NEW YORK, NY  10018


    In order to induce you to enter into a Financing Agreement, with COMPUTER MARKETPLACE, INC. (hereinafter referred to as the "Client"), effective as of November 6, 2001 ( the "Financing Agreement") and/or to continue under or to refrain at this time from terminating your present arrangement with the Client, and in consideration of your so doing, the undersigned and each of them if more than one hereby guaranty and warrant to you that each and every Receivable (as defined in the Financing Agreement) referred to in said Financing Agreement and assigned and sold to you by the Client will represent a bona fide existing obligation of a customer of the Client and owing to the Client and arising out of and acquired by the Client in the ordinary course of its business and which will be due and owing to the client without defense, offset or counterclaim and without dispute as to price, terms, quality or in any other respect; that all remittances received by the Client on account of Receivables will be held by the Client as your property; and that the Client will immediately deliver, to you, the identical checks, monies or other forms of payment received and that Client will not break any warranty, covenant or representation contained in the Financing Agreement or any agreement or certificate executed by Client in connection therewith.

    The undersigned and each of them further guaranty and warrant that all goods, merchandise and warehouse receipts, if any, from time to time consigned to or pledged with you by the Client shall be properly and correctly designated as to description, quantity, quality and unit value in each schedule, warehouse receipt and consignment relating to the same tendered to you by the client; and that the same shall actually be, at the time of such tender, at the location described in such schedules and consignments.

    The undersigned and each of them hereby waive notice of acceptance hereof and of all notices of any kind to which they may be entitled and further waive notice of and hereby consent to any agreement or arrangements whatever with the client or anyone else including, without being limited to, agreements and arrangements for payment, extension, subordination, composition, arrangement, compromise, discharge or release of the whole or any part of any indebtedness or for the change or surrender of any and all such goods, merchandise and warehouse receipts, and same shall in no way impair the undersigned's liability hereunder. The undersigned and each of them waive the benefits of any provision of the Bankruptcy Code and of any similar or other legislation as now or hereafter enacted, amended or added to, which may extend the time for payment of, or impair any of the obligations of the undersigned hereunder. This agreement shall continue in full force and effect until actual receipt by you from the undersigned of written notice of cancellation, but such cancellation shall be applicable only to transactions having their inception thereafter and in no way shall affect the continuing liability of those of the undersigned who do not give you such notice.

    The undersigned will, at all reasonable times, and at the request of Rosenthal & Rosenthal, Inc. ("Rosenthal"), assist Rosenthal in the collection and liquidation of the receivables.

The undersigned further agrees that in the event of any breach of the warranties and representations herein contained, the undersigned shall be jointly and severally liable to Rosenthal for any loss or damage suffered by Rosenthal as a result of such breach, and for costs, expense and reasonable attorney's fees.

    This Guaranty and Waiver shall be binding upon the heirs, personal representatives, successors and assigns of each of the undersigned and the benefits thereof shall extend to and include the successors and assigns of Rosenthal. The death of any of the undersigned shall not release his estate from any liability accruing prior to death. This Guaranty and Waiver shall be construed and governed by the laws of the state of New York. Words used herein shall have the same meaning as the words used in said Financing Agreement and any supplements and/or amendments thereto.

DATED: November 6, 2001





WITNESS: _______________________   _______________________________________(L.S.)
                                   NAME  EMMANUEL SPAMPINATO
                                   ADDRESS 19 Clinton St., Methuen, MA 01844
                                   SS#   ###-##-####

                                                               November 6, 2001



ROSENTHAL & ROSENTHAL, INC.
1370 BROADWAY
NEW YORK, NY  10018


    In order to induce you to enter into a Financing Agreement, with COMPUTER MARKETPLACE, INC. (hereinafter referred to as the "Client"), effective as of November 6, 2001 ( the "Financing Agreement") and/or to continue under or to refrain at this time from terminating your present arrangement with the Client, and in consideration of your so doing, the undersigned and each of them if more than one hereby guaranty and warrant to you that each and every Receivable (as defined in the Financing Agreement) referred to in said Financing Agreement and assigned and sold to you by the Client will represent a bona fide existing obligation of a customer of the Client and owing to the Client and arising out of and acquired by the Client in the ordinary course of its business and which will be due and owing to the client without defense, offset or counterclaim and without dispute as to price, terms, quality or in any other respect; that all remittances received by the Client on account of Receivables will be held by the Client as your property; and that the Client will immediately deliver, to you, the identical checks, monies or other forms of payment received and that Client will not break any warranty, covenant or representation contained in the Financing Agreement or any agreement or certificate executed by Client in connection therewith.

    The undersigned and each of them further guaranty and warrant that all goods, merchandise and warehouse receipts, if any, from time to time consigned to or pledged with you by the Client shall be properly and correctly designated as to description, quantity, quality and unit value in each schedule, warehouse receipt and consignment relating to the same tendered to you by the client; and that the same shall actually be, at the time of such tender, at the location described in such schedules and consignments.

    The undersigned and each of them hereby waive notice of acceptance hereof and of all notices of any kind to which they may be entitled and further waive notice of and hereby consent to any agreement or arrangements whatever with the client or anyone else including, without being limited to, agreements and arrangements for payment, extension, subordination, composition, arrangement, compromise, discharge or release of the whole or any part of any indebtedness or for the change or surrender of any and all such goods, merchandise and warehouse receipts, and same shall in no way impair the undersigned's liability hereunder. The undersigned and each of them waive the benefits of any provision of the Bankruptcy Code and of any similar or other legislation as now or hereafter enacted, amended or added to, which may extend the time for payment of, or impair any of the obligations of the undersigned hereunder. This agreement shall continue in full force and effect until actual receipt by you from the undersigned of written notice of cancellation, but such cancellation shall be applicable only to transactions having their inception thereafter and in no way shall affect the continuing liability of those of the undersigned who do not give you such notice.

    The undersigned will, at all reasonable times, and at the request of Rosenthal & Rosenthal, Inc. ("Rosenthal"), assist Rosenthal in the collection and liquidation of the receivables.

The undersigned further agrees that in the event of any breach of the warranties and representations herein contained, the undersigned shall be jointly and severally liable to Rosenthal for any loss or damage suffered by Rosenthal as a result of such breach, and for costs, expense and reasonable attorney's fees.

    This Guaranty and Waiver shall be binding upon the heirs, personal representatives, successors and assigns of each of the undersigned and the benefits thereof shall extend to and include the successors and assigns of Rosenthal. The death of any of the undersigned shall not release his estate from any liability accruing prior to death. This Guaranty and Waiver shall be construed and governed by the laws of the state of New York. Words used herein shall have the same meaning as the words used in said Financing Agreement and any supplements and/or amendments thereto.

DATED: November 6, 2001





WITNESS: _______________________   _______________________________________(L.S.)
                                   NAME   JOHN STRAATSMA
                                   ADDRESS 12480 NW 62nd Crt., Coral Springs, FL
                                   33076
                                   SS#   ###-##-####

                                                               November 6, 2001



ROSENTHAL & ROSENTHAL, INC.
1370 BROADWAY
NEW YORK, NY  10018


    In order to induce you to enter into a Financing Agreement, with COMPUTER MARKETPLACE, INC. (hereinafter referred to as the "Client"), effective as of November 6, 2001 ( the "Financing Agreement") and/or to continue under or to refrain at this time from terminating your present arrangement with the Client, and in consideration of your so doing, the undersigned and each of them if more than one hereby guaranty and warrant to you that each and every Receivable (as defined in the Financing Agreement) referred to in said Financing Agreement and assigned and sold to you by the Client will represent a bona fide existing obligation of a customer of the Client and owing to the Client and arising out of and acquired by the Client in the ordinary course of its business and which will be due and owing to the client without defense, offset or counterclaim and without dispute as to price, terms, quality or in any other respect; that all remittances received by the Client on account of Receivables will be held by the Client as your property; and that the Client will immediately deliver, to you, the identical checks, monies or other forms of payment received and that Client will not break any warranty, covenant or representation contained in the Financing Agreement or any agreement or certificate executed by Client in connection therewith.

    The undersigned and each of them further guaranty and warrant that all goods, merchandise and warehouse receipts, if any, from time to time consigned to or pledged with you by the Client shall be properly and correctly designated as to description, quantity, quality and unit value in each schedule, warehouse receipt and consignment relating to the same tendered to you by the client; and that the same shall actually be, at the time of such tender, at the location described in such schedules and consignments.

    The undersigned and each of them hereby waive notice of acceptance hereof and of all notices of any kind to which they may be entitled and further waive notice of and hereby consent to any agreement or arrangements whatever with the client or anyone else including, without being limited to, agreements and arrangements for payment, extension, subordination, composition, arrangement, compromise, discharge or release of the whole or any part of any indebtedness or for the change or surrender of any and all such goods, merchandise and warehouse receipts, and same shall in no way impair the undersigned's liability hereunder. The undersigned and each of them waive the benefits of any provision of the Bankruptcy Code and of any similar or other legislation as now or hereafter enacted, amended or added to, which may extend the time for payment of, or impair any of the obligations of the undersigned hereunder. This agreement shall continue in full force and effect until actual receipt by you from the undersigned of written notice of cancellation, but such cancellation shall be applicable only to transactions having their inception thereafter and in no way shall affect the continuing liability of those of the undersigned who do not give you such notice.

    The undersigned will, at all reasonable times, and at the request of Rosenthal & Rosenthal, Inc. ("Rosenthal"), assist Rosenthal in the collection and liquidation of the receivables.

The undersigned further agrees that in the event of any breach of the warranties and representations herein contained, the undersigned shall be jointly and severally liable to Rosenthal for any loss or damage suffered by Rosenthal as a result of such breach, and for costs, expense and reasonable attorney's fees.

    This Guaranty and Waiver shall be binding upon the heirs, personal representatives, successors and assigns of each of the undersigned and the benefits thereof shall extend to and include the successors and assigns of Rosenthal. The death of any of the undersigned shall not release his estate from any liability accruing prior to death. This Guaranty and Waiver shall be construed and governed by the laws of the state of New York. Words used herein shall have the same meaning as the words used in said Financing Agreement and any supplements and/or amendments thereto.

DATED: November 6, 2001






WITNESS: _______________________   _______________________________________(L.S.)
                                   NAME   DAVID BURKE SR.
                                   ADDRESS 885 Main St., Tewksbury, MA 01876
                                   SS#   ###-##-####

                                                               November 6, 2001



ROSENTHAL & ROSENTHAL, INC.
1370 BROADWAY
NEW YORK, NY  10018


    In order to induce you to enter into a Financing Agreement, with COMPUTER MARKETPLACE, INC. (hereinafter referred to as the "Client"), effective as of November 6, 2001 ( the "Financing Agreement") and/or to continue under or to refrain at this time from terminating your present arrangement with the Client, and in consideration of your so doing, the undersigned and each of them if more than one hereby guaranty and warrant to you that each and every Receivable (as defined in the Financing Agreement) referred to in said Financing Agreement and assigned and sold to you by the Client will represent a bona fide existing obligation of a customer of the Client and owing to the Client and arising out of and acquired by the Client in the ordinary course of its business and which will be due and owing to the client without defense, offset or counterclaim and without dispute as to price, terms, quality or in any other respect; that all remittances received by the Client on account of Receivables will be held by the Client as your property; and that the Client will immediately deliver, to you, the identical checks, monies or other forms of payment received and that Client will not break any warranty, covenant or representation contained in the Financing Agreement or any agreement or certificate executed by Client in connection therewith.

    The undersigned and each of them further guaranty and warrant that all goods, merchandise and warehouse receipts, if any, from time to time consigned to or pledged with you by the Client shall be properly and correctly designated as to description, quantity, quality and unit value in each schedule, warehouse receipt and consignment relating to the same tendered to you by the client; and that the same shall actually be, at the time of such tender, at the location described in such schedules and consignments.

    The undersigned and each of them hereby waive notice of acceptance hereof and of all notices of any kind to which they may be entitled and further waive notice of and hereby consent to any agreement or arrangements whatever with the client or anyone else including, without being limited to, agreements and arrangements for payment, extension, subordination, composition, arrangement, compromise, discharge or release of the whole or any part of any indebtedness or for the change or surrender of any and all such goods, merchandise and warehouse receipts, and same shall in no way impair the undersigned's liability hereunder. The undersigned and each of them waive the benefits of any provision of the Bankruptcy Code and of any similar or other legislation as now or hereafter enacted, amended or added to, which may extend the time for payment of, or impair any of the obligations of the undersigned hereunder. This agreement shall continue in full force and effect until actual receipt by you from the undersigned of written notice of cancellation, but such cancellation shall be applicable only to transactions having their inception thereafter and in no way shall affect the continuing liability of those of the undersigned who do not give you such notice.

    The undersigned will, at all reasonable times, and at the request of Rosenthal & Rosenthal, Inc. ("Rosenthal"), assist Rosenthal in the collection and liquidation of the receivables.

The undersigned further agrees that in the event of any breach of the warranties and representations herein contained, the undersigned shall be jointly and severally liable to Rosenthal for any loss or damage suffered by Rosenthal as a result of such breach, and for costs, expense and reasonable attorney's fees.

    This Guaranty and Waiver shall be binding upon the heirs, personal representatives, successors and assigns of each of the undersigned and the benefits thereof shall extend to and include the successors and assigns of Rosenthal. The death of any of the undersigned shall not release his estate from any liability accruing prior to death. This Guaranty and Waiver shall be construed and governed by the laws of the state of New York. Words used herein shall have the same meaning as the words used in said Financing Agreement and any supplements and/or amendments thereto.

DATED: November 6, 2001






WITNESS: _______________________   _______________________________________(L.S.)
                                   NAME   DAVID LANGLE
                                   ADDRESS 10100 W. Sample Rd.,  Ste 401, Coral
                                   Springs, FL 33065
                                   SS#   ###-##-####

                          INVENTORY SECURITY AGREEMENT

                                           New York, New York   November 6, 2001

Rosenthal & Rosenthal, Inc.
1370 Broadway
New York, N. Y. 10018

Gentlemen:

We do hereby agree that the Financing Agreement between us dated November 6, 2001, be and the same hereby is amended and supplemented by adding thereto the following clauses:

We hereby pledge, assign, consign, transfer and set over to you, and you shall at all times have a continuing general lien upon, and we hereby grant you a continuing security interest in, all of our Inventory and the proceeds thereof. "Inventory" shall include but not be limited to raw materials, work in process, finished merchandise and all wrapping, packing and shipping materials, wheresoever located, now owned or hereafter acquired, presently existing or hereafter arising, and all additions and accessions thereto, the resulting product or mass and any documents representing all or any part thereof. Upon your request, we will at any time and from time to time, at our expense, deliver such Inventory to you or such person as you may designate, cause the same to be stored in your name at such place as you may designate, deliver to you documents of title representing the same or otherwise evidence your security interest in such manner as you may require.

The aforementioned pledge, assignment, consignment, transfer, lien and security interest shall secure any and all of our obligations to you, matured or unmatured, absolute or contingent, now existing or that may hereafter arise, and howsoever acquired by you, whether arising directly between us or acquired by you by assignment and whether relating to this agreement or independent hereof, together with all interest, charges, commissions, expenses, attorneys' fees and other items chargeable against us in connection with any of said obligations.

We agree, at our expense, to keep all Inventory insured to the full value thereof against such risks and by policies of insurance issued by such companies as you may designate or approve, and the policies evidencing such insurance shall be duly endorsed in your favor with a long form lender's loss payable rider or such other document as you may designate and said policies shall be delivered to you. Should we fail for any reason to furnish you with such insurance, you shall have the right to effect the same and charge any costs in connection therewith to us. You shall have no risk, liability or responsibility in connection with payment or nonpayment of any loss, your sole obligation being to credit our account with the net proceeds of any such insurance payments received on account of any loss. Any and all assessments, taxes or other charges that may be assessed upon or payable with respect to the Inventory or any part thereof shall forthwith be paid by us, and we agree that you, in your discretion, may effect such payment and charge the amount thereof to us. We further agree that except for the pledge, assignment, consignment, transfer, lien and security interest granted to you hereby, we shall not permit said Inventory to otherwise become liened or encumbered nor shall we grant any security interest therein to any other party. We shall not, without your written consent first obtained, remove or dispose of any of such Inventory except to bona fide purchasers thereof in the ordinary course of our business. All such sales shall be reported to you promptly and the accounts or other proceeds thereof shall be subject to the security interests in your favor. You shall have the right at all times to the immediate possession of all Inventory and its products and proceeds and we shall make such Inventory and all our records pertaining thereto available to you for inspection at any time requested by you. You shall have the right, in your discretion, to pay any liens or claims upon said Inventory, including, but not limited to, warehouse charges, dyeing, finishing and processing charges, landlords' claims, etc. and the amount of any such payment shall be charged to our account and secured hereby. You shall not be liable for the safekeeping of any of the Inventory or for any loss, damage or diminution in the value thereof or for any act or default of any warehouseman, carrier or other person dealing in and with said Inventory, whether as your agent or otherwise, or for the collection of any proceeds thereof but the same shall at all times be at our sole risk.

Prior to its sale to a bona fide purchaser in the ordinary course of business, Inventory shall at all times remain at our address specified below and shall not be removed therefrom without your prior written consent.

 Upon the occurrence of a Default, as defined in the Financing Agreement, you shall have the right, upon reasonable notice to us, to sell all or any part of our Inventory, at public or private sale, or make other disposition thereof, at which sale or disposition you may be a purchaser. We agree that written notice sent to us by postpaid mail, at least five days before the date of any intended public sale or the date after which any private sale or other intended disposition of the Inventory is to be made, shall be deemed to be reasonable notice thereof. We do hereby waive all notice of any such sale or other intended disposition if said Inventory is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Upon the occurrence of any of the events referred to in the first sentence of this paragraph, you may require us to assemble all or any part of the Inventory and make it available to you at a place to be designated by you, which is reasonably convenient to both parties. In addition, you may peaceably, by your own means or with judicial assistance, enter our or any other premises and take possession of the Inventory and remove or dispose of it on our premises and we agree that we will not resist or interfere with any such action. We hereby expressly waive demand, notice of sale (except as herein provided), advertisement of sale and redemption before sale. The net proceeds of any such public or private sale or other disposition as far as needed shall be applied toward the payment and discharge of any and all of our obligations to you, together with all interest thereon and all reasonable costs, charges, expenses and disbursements in connection therewith, including the reasonable fees of your attorneys, and any surplus remaining shall be returned to us but we shall remain liable for any deficiency.

This agreement shall constitute a security agreement pursuant to the Uniform Commercial Code and, in addition to any and all of your other rights hereunder, you shall have all of the rights of a secured party pursuant to the provisions of the Uniform Commercial Code. We agree to execute a financing statement and any and all other instruments and documents that may now or hereafter be provided for by the Uniform Commercial Code or other law applicable thereto, reflecting the security interests granted to you hereunder. We do hereby authorize you to file a financing statement without our signature, signed only by you as secured party, to reflect the security interests granted to you hereunder.

Very Truly Yours, COMPUTER MARKETPLACE, INC.


By:________________


885 Main Street, Tewksbury, MA 01876

                               SECURITY AGREEMENT

    AGREEMENT made between COMPUTER MARKETPLACE, INC., a corporation organized under the laws of the State of Massachusetts, having its chief place of business at 885 Main Street, Tewksbury, MA 01876 (hereinafter referred to as the "Debtor"), and ROSENTHAL & ROSENTHAL, INC., a corporation organized under the laws of the State of New York, with its chief place of business at 1370 Broadway, New York, New York 10018 (hereinafter referred to as the "Secured Party"), as follows:

    1. In consideration of one or more loans, advances, or other financial accommodations at any time made or extended by Secured Party to Debtor as principal, guarantor or otherwise, at the sole discretion of Secured Party in each instance, Debtor hereby grants to Secured Party a security interest in the machinery, equipment, furniture and fixtures (if any) described on Schedule "A" annexed hereto as part hereof and on any separate schedule at any time furnished by Debtor to Secured Party, and in all other machinery, equipment, furniture and fixtures (if any), now or hereafter owned or acquired by Debtor, wherever located, including any and all parts, replacements, substitutions, improvements, accessories, attachments and additions thereto and therefor, and all proceeds, if any (all of the foregoing being hereinafter referred to as the "Collateral").

    2. The security interest in the Collateral, as granted herein, shall secure the payment, performance and observance of all indebtedness, obligations and liabilities of any kind of Debtor, as principal, endorser, guarantor, surety or otherwise, to Secured Party, now existing or hereafter arising, direct or indirect (including without limitation, participations or interests of Secured Party in obligations of Debtor to others), acquired outright, by assignment, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, due or not due, liquidated or unliquidated, arising by operation of law or otherwise, all instruments executed and delivered as evidence thereof, and all amendments, extensions and renewals of any of the foregoing (all of the said indebtedness, obligations and liabilities, and all instruments evidencing the same, are hereinafter jointly and severally referred to as the "Obligations"). Except as otherwise specifically provided in any note executed and delivered by Debtor and accepted by Secured Party or in any agreement executed by Debtor and Secured Party, all of the Obligations shall be payable upon demand.

    3. Debtor represents, warrants and covenants that: (a) the Collateral is and will be located at the addresses set forth on Schedule "A" (upon which is also set forth the name of the record owner(s) of all real estate upon which is located any of the Collateral and a description of such real estate), and without prior written notice to and written consent by Secured Party, none of the Collateral will be moved from its present location or from any other location to which any of the Collateral is moved with the written consent of Secured Party; (b) the Collateral is and will be used in Debtor's business and not for personal, family, household or farming use, and none of the loans or advances made to or for the account of Debtor by Secured Party were or are to be for the specific purpose of paying wages of employees of Debtor; (c) the Collateral is and will be owned by Debtor free and clear of all liens, security interests and encumbrances except as granted herein and as may be set forth in the affidavit of title, liens and security interests subjoined hereto; (d) Debtor will not assign, sell, mortgage, lease, transfer, pledge, grant a security interest in, encumber or otherwise dispose of or abandon any or all of the Collateral without the prior written consent of Secured Party; (e) Debtor will, at its own expense, keep the Collateral in first class repair, running and marketable condition, and without the prior written consent of Secured Party, Debtor will not alter or remove any identifying symbol or number upon the Collateral; (f) Debtor will use the Collateral with all reasonable care and caution, and in conformity with all applicable laws, ordinances and regulations;
(g) Debtor will make payment or deposit when due of all taxes, assessments or contributions required by law (including without limitation any taxes required to be deducted and withheld from wages of employees of Debtor) which may be levied or assessed against Debtor or with respect to any of the Collateral or the Obligations; (h) Secured Party shall at all times have access to and right of inspection of the Collateral and any papers, instruments and records pertaining thereto (and the right to make extracts therefrom and to receive originals or true copies thereof); (i) Debtor will not permit any of the Collateral to be or become a part of or affixed to real property without prior notice to Secured Party, and without first making all arrangements and delivering to Secured Party all instruments and documents requested by Secured Party (including without limitation, instruments of waiver or subordination by landlords and real property mortgagees of statutory and non-statutory liens and rights of distraint) for the purpose of perfecting, preserving and protecting the security interest granted herein against all persons; (j) Debtor assumes all responsibility and liability arising from the use of the Collateral and Debtor, at its own expense, will insure the Collateral in the name of and with loss or damage payable to Secured Party, against loss or damage by fire (with extended coverage), theft, burglary, bodily injury and such other risks, with such companies and in such amounts as is required by Secured Party at any time; Debtor will maintain such insurance in effect and pay all premiums thereon, and Debtor shall deliver the original policies to Secured Party together with any certificates or other evidence satisfactory to Secured Party of compliance with these provisions (k) Debtor will promptly notify Secured Party of any loss or damage to any of the Collateral or arising from its use and Debtor hereby irrevocably appoints Secured Party as Debtor's lawful attorney-in-fact to institute any action or proceeding necessary for the recovery and collection of any moneys that may be due under the said policies of insurance, to discharge, compound or release any claims, to execute, acknowledge and deliver any instruments under said policies, to endorse Debtor's name to any check, draft or other instrument given in payment or liquidation of any claim under the said policies and to perform every other act and thing thereunder, such power of attorney being coupled with an interest; at its option, Secured Party may apply any insurance moneys received at any time to the cost of repairs to the Collateral and/or to payment of any of the Obligations, whether or not due, in any order Secured Party may direct, any surplus to be remitted to Debtor; (l) Upon request of Secured Party, at any time and from time to time, Debtor shall, at its sole expense, execute and deliver to Secured Party one or more financing or other statements pursuant to the Uniform Commercial Code (hereinafter referred to as the "UCC") and any other papers, documents or instruments requested by Secured Party in connection with this Security Agreement, and, to the extent permitted by applicable law, Debtor hereby authorizes Secured Party to execute and file at any time or times one or more financing or other statements under the UCC with respect to all or any part of the Collateral signed only by Secured Party; (m) Debtor will, at its own expense, perform all acts, execute all documents, and furnish all information requested by Secured Party at any time with respect to any matters referred to herein or to evidence, perfect, maintain and enforce Secured Party's security in the Collateral, and Secured Party may in its discretion, for the account and expense of Debtor, pay any amount or do any act required of Debtor hereunder or requested by Secured Party to preserve, protect, maintain and enforce the Obligations or the primary security interest granted herein and which Debtor fails to do or pay, including without limitation the payment of any judgment or judgments against Debtor and any premiums on insurance policies, and all such amounts so paid by Secured Party for the account of Debtor shall be added to the Obligations and shall be repayable upon demand; (n) Secured Party may in its sole discretion, extend the time of payment, arrange for payment in installments or otherwise modify the terms of, or release, any of the Obligations and/or the Collateral, or any guarantor of the Obligations and/or any collateral securing same, without discharging or otherwise affecting the Obligations or the security interest granted herein; (o) Debtor will promptly pay Secured Party any and all sums, costs and expenses which Secured Party may pay or incur in defending, protecting or enforcing the security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including, but not limited to all filing and recording fees and taxes and attorney's fees equal to fifteen per cent of the entire unpaid balance of the Obligations at the time the Secured Party retains counsel to collect any of the Obligations or to protect or enforce its security interest in the Collateral (which attorney's fees are hereby acknowledged by Debtor to be reasonable in amount), and all fees and all expenses for the service and filing of papers, premiums on bonds and undertakings, fees of marshals, sheriffs, custodians, auctioneers and others, and all other court costs and collection charges, all of which shall be part of the Obligations and shall be payable on demand; (p) at any time Secured Party may sell, pledge, negotiate, assign and deliver or otherwise dispose of any of the Obligations alone or together with any or all of the Collateral, whereupon Secured Party shall be fully discharged from all responsibility and the transferee shall be vested with full powers and rights of Secured Party with respect thereto, but Secured Party shall retain all rights and powers with respect to any Collateral not assigned, transferred, sold, or otherwise disposed of.

    4. The occurrence of any one or more of the following events shall constitute an event of default ("Default") by Debtor under this Security
Agreement: If Debtor or any endorser, guarantor or surety of or for any of the Obligations (the Debtor and all such endorsers, guarantors, and sureties, if any, are jointly and severally referred to herein as "Obligors") shall fail to pay any of the Obligations when due; if Debtor shall fail to observe or perform any of the terms and conditions of this Security Agreement or any other agreement between Debtor and Secured Party; if any guarantor, endorser or other person liable on the Obligations shall die, terminate its guaranty or shall breach any of the terms, covenants, conditions or provisions of any guarantee, endorsement or other agreement of such person with, or in favor of, Lender; if any guarantor, endorser or other person liable on the Obligations shall die, terminate its guaranty or leave employment, the borrower shall have a cure period of 30 days to cure this event of Default without incurring liquidating damages; if any warranty, representation or statement of fact made to Secured Party at any time by or on behalf of Debtor is false or misleading in any material respect when made; if there shall occur any loss, theft, substantial damage to or destruction of any of the Collateral, or the making of any levy upon, seizure or attachment of any of the Collateral; if dispossess proceedings are commenced against Debtor; if any action or proceeding is brought or any judgment obtained against any of the Obligors in any court; if any proceeding, procedure or remedy supplementary to or in enforcement of judgment shall be commenced against, or with respect to any property of any of the Obligors; if any of the Obligors (being a natural person or any general partner of an Obligor which is a partnership) shall die or (being a partnership or corporation) shall be dissolved; if the usual business of any of the Obligors shall be terminated or suspended; or if any of the Obligors shall become insolvent (however defined or evidenced) or commit an act of bankruptcy, or make an assignment for the benefit of creditors or appoint a committee of creditors, or make or send notice of an intended bulk transfer, or if there shall be convened a meeting of the creditors or principal creditors of any of the Obligors; or if there shall be filed by or against any of the Obligors any petition for any relief under the bankruptcy laws of the United States now or hereafter in effect or under any insolvency, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity); or if any petition or application to any court or tribunal, at law or in equity be filed by or against any of the Obligors for the appointment of any receiver or trustee for any of the obligors or any part of the property of any of them or if any such receiver or trustee be appointed; or if at any time Secured Party shall, in its sole discretion, consider the Obligations insecure or any part of the Collateral unsatisfactory or insufficient. Upon the occurrence of any Default and at any time thereafter, Secured Party may, without notice to (except as herein set forth) or demand upon Debtor, declare any part or all of the Obligations immediately due and payable and Secured Party shall have the following rights and remedies in addition to all other rights and remedies of a secured party under the UCC, all such rights and remedies being cumulative and enforceable alternatively, successively, or concurrently: Secured Party may, at any time or times, with or without judicial process and the assistance of others, enter upon any premises on which any of the Collateral may be located and, without interference by Debtor, take possession of the Collateral and/or dispose of any part or all of the Collateral on any premises of Debtor; and/or require Debtor, at Debtor's expense, to assemble and make available to Secured Party any part or all of the Collateral at any place and time designated by Secured Party and reasonably convenient to both parties; and/or remove any or all of the Collateral from any premises on which the same may be located for the purpose of effecting sale or other disposition thereof or for any other purpose (and if any of the Collateral consists of motor vehicles, Secured Party may use Debtor's license plates); and/or sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings, by one or more contracts, in one or more parcels, at the same or different times, at any places, with or without leaving the Collateral at the place of sale or other disposition, for cash and/or credit, upon any terms, and to such persons, firms or corporations as Secured Party deems best, all without demand for performance or any notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition Debtor hereby agrees that the sending of five days' notice, by ordinary mail, postage prepaid, to any address of Debtor set forth in this Security Agreement, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made shall be deemed reasonable notice thereof. If any of the Collateral is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same and in such event Secured Party may resell or otherwise dispose of such Collateral. Secured Party may apply the cash proceeds actually received from any sale or other disposition to the costs and expenses in connection therewith, including the expenses of retaking, holding, preparing for sale, selling or otherwise disposing of the Collateral, to attorney's fees of fifteen per cent of the outstanding Obligations, to legal and travel expenses, premiums on bonds, custodian's fees, sheriff's, marshal's and auctioneer's fees (including advertising and labor), and all other expenses which may be incurred by Secured Party in attempting to collect the Obligations, proceed against the Collateral or otherwise enforce this Security Agreement, or in the prosecution or defense of any action or proceeding related to the Obligations or this Security Agreement; and the balance of such cash proceeds actually received shall be applied to the Obligations in such order and as to principal and interest as Secured Party may desire; and Debtor shall remain liable and will pay Secured Party on demand any deficiency remaining, together with any charges specified herein or in any instruments evidencing any of the Obligations and the balance of any expenses unpaid, with any surplus to be paid to Debtor subject to any duty of Secured Party imposed by law in favor of the holder of any subordinate security interest in the Collateral known to Secured Party.

    5. As collateral security for the Obligations, Debtor also hereby grants to Secured Party a continuing lien upon and security interest in any and all moneys, securities and other property of Debtor and the proceeds thereof, now or hereafter owned by Debtor and held or received by or in transit to, Secured Party, from or for Debtor, whether for custody, pledge, transmission, collection or otherwise, and any and all deposits and credits of Debtor with, and any and all claims of Debtor against, Secured Party, at any time existing. Upon the occurrence of any Default, the Secured Party is authorized at any time and from time to time without notice to Debtor to setoff, appropriate and apply any or all of such securities, property, deposits, claims and credits, to the payment of any of the Obligations. Any and all other property, real or personal, now or hereafter owned by Debtor, in or upon which Secured Party at any time has a security interest or lien, shall be collateral security for all of the Obligations.

    6.  Upon the occurrence of any Default, Debtor shall pay to Secured
Party, as liquidated damages and as part of the Obligations, a charge at the rate of two per cent per month upon the unpaid balance of the Obligations from the date of Default until the date of full payment of the Obligations.

    7. Secured Party shall not be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral, or any matter or proceedings arising out of or relating thereto, and the same shall be at Debtor's sole risk at all times. Secured Party shall not be required to take any action of any kind to collect, preserve, or protect its or Debtor's rights in the Collateral or against other parties thereto. The grant herein of a security interest in proceeds of the Collateral shall not be deemed a waiver or release of the covenant by Debtor not to sell or otherwise dispose of any of the Collateral without the prior written consent of Secured Party. Debtor hereby releases Secured Party from any claims, causes of action and demands at any time arising out of or with respect to this Security Agreement, the Obligations, the use of the Collateral and/or any actions taken or omitted to be taken by Secured Party with respect thereto, and Debtor agrees to hold Secured Party harmless from and with respect to any and all such claims, causes of action and demands. Secured Party's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations, nor shall any demand, suit or proceeding for payment or collection of the Obligations constitute a condition of any recourse by Secured Party to the Collateral. Any suit or proceeding by Secured Party to recover any of the Obligations shall not be deemed a waiver of or bar against, subsequent proceedings by Secured Party with respect to any other Obligations and/or with respect to the Collateral. No act, failure or delay by Secured Party shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by Secured Party of any covenant, warranty, representation, Default or right or remedy which Secured Party may have shall operate as a waiver of any other covenant, warranty, representation, Default, right or remedy or of the same covenant, warranty, representation, Default, right or remedy on a future occasion. Debtor waives presentment, notice of dishonor, protest and notice of protest of all instruments included in or evidencing any of the Obligations or the Collateral, and any and all notices or demands whatsoever (except as expressly provided herein). In the event of any litigation with respect to any matter connected with this Security Agreement, the Obligations or the Collateral, Debtor waives all rights to a trial by jury, and all defenses (including but not limited to any defense of the statute of limitations), rights of setoff and counterclaim of any nature. Debtor hereby irrevocably consents to the jurisdiction of the Courts of the State of New York and of any Federal Court located in such State in connection with any action or proceeding arising out of or relating to any or all of the Obligations and/or this Security Agreement. In any such litigation Debtor waives personal service of any summons, complaint or other process, and agrees that the service thereof may be made by certified or registered mail directed to Debtor at its chief place of business set forth in this Agreement. Within thirty days after such mailing, the Debtor so served shall appear and answer to such summons, complaint or other process. Should the Debtor so served fail to appear or answer within said thirty day period, the Debtor shall be deemed in default and judgment may be entered by Secured Party against the Debtor for the amount or other relief as demanded in any summons, complaint or other process so served. No provision of this Security Agreement or the Obligations shall be modified, altered, limited, waived, released or terminated by any act or omission to act or any course of dealing or usage of trade or otherwise, except by a written instrument expressly referring thereto and executed by the party to be charged. The execution and delivery of this Security Agreement has been authorized by the Board of Directors of Debtor (if a corporation) and by any necessary vote or consent of stockholders of Debtor. This Security Agreement and all Obligations shall he binding upon the heirs, executors, administrators, successors, and assigns of Debtor, and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, its successors, endorsees and assigns. Debtor, if more than one, shall he jointly and severally liable hereunder. This Security Agreement and the Obligations shall be governed in all respects by the laws of the State of New York. All terms used herein shall have the meanings as defined in the New York Uniform Commercial Code. If any term of or schedule to this Security Agreement shall be held to be incomplete, invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby. Secured Party is authorized to annex hereto any schedules referred to herein. Debtor has received and read a copy of this Security Agreement.

IN WITNESS WHEREOF, the undersigned Debtor has executed this Security Agreement in the State of New York on November 6, 2001.

COMPUTER MARKETPLACE, INC.


By:___________________________
   President


By:___________________________
   Secretary


STATE OF NEW YORK
         ss.
COUNTY OF NEW YORK

    On __________________________, 2001 before me personally appeared Joe Spampinato and John Straatsma to me known, who, being by me severally duly sworn, did each for himself depose and say; that he Joe Spampinato resides at 7 Kayla Ave., Salem, NH 03079 and that he John Straatsma resides at 12480 NW 62nd Crt., Coral Springs, FL 33076; that they are respectively the President and Secretary of the corporation described in and which executed the foregoing instrument; that they know the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that they signed their names thereto by like order.

---------------------------
Notary Public

                                   Schedule A

  The following are all of the locations of the Collateral:

885 Main Street, Tewksbury, MA 01876


COMPUTER MARKETPLACE, INC.


By:___________________________
   President


By:___________________________
   Secretary

                               CORPORATE AFFIDAVIT


STATE OF NEW YORK
                  ss.
COUNTY OF NEW YORK


Joe Spampinato and John Straatsma each for himself being duly sworn, deposes and says that: they reside respectively at 7 Kayla Ave., Salem, NH 03079 and at 12480 NW 62nd Crt., Coral Springs, FL 33076 and are respectively President and Secretary of COMPUTER MARKETPLACE, INC.; they are over twenty-one years of age; said corporation is the sole owner and in possession of the Collateral mentioned and described in the foregoing Security Agreement and has the sole right and lawful authority to grant a security interest therein; the said Collateral and each and every part thereof is now free and clear of and from any and all liens, encumbrances and security interests of whatsoever nature or description except

NONE;

the following are the locations of all places of business of said corporation

885 Main Street, Tewksbury, MA 01876;

there are no judgments against said corporation in any Court of any State or of the United States; there is no attachment or execution now outstanding against said corporation; no receiver of said corporation has ever been appointed or applied for; there are no bankruptcy, arrangement or reorganization proceedings pending against or with respect to it, nor have any ever been taken by or against it, nor has it ever been adjudged a bankrupt or debtor in any such proceedings; no assignment for the benefit of creditors has been made by it; said corporation is solvent and justly indebted to the Secured Party within named in the amount set forth in this Security Agreement; the security interest is for value received and there are no claims, offsets or defenses against the Obligations or the Collateral; and deponents have read the foregoing Security Agreement and know the contents thereof and that same is true and accurate in every respect. Deponents further state that this affidavit is made for the purpose of inducing the Secured Party in the foregoing Security Agreement to give to Debtor the credit mentioned in the foregoing Security Agreement, knowing full well that Secured Party relies upon the truth of said representations.



-------------------------



---------------------------




Sworn to before me this __________________________


------------------------
Notary Public

                              CERTIFIED RESOLUTIONS

    The undersigned, being respectively President and Secretary of COMPUTER MARKETPLACE, INC. a Massachusetts, Corporation having its principal offices at 885 Main Street, Tewksbury, MA 01876, hereby CERTIFY that at a meeting of the Board of Directors of said corporation duly called and held, in accordance with the by-laws of said corporation and all applicable laws, on the November 6, 2001 , quorum being present and voting throughout, the following resolutions were unanimously adopted and recorded in the minute books of said corporation and do not contravene any provision of its corporate charter or by-laws and are now in full force and effect without revocation or change;

"RESOLVED:

1. That any one or more of the officers of this corporation be and each of them hereby is authorized and directed, in the name and on behalf of this corporation: (a) to generally borrow money and obtain credit for this corporation from time to time from Rosenthal & Rosenthal, Inc. ("Rosenthal") upon terms and conditions,. as to rates of interest, discounts, premiums and otherwise, satisfactory to Rosenthal; (b) to execute and deliver to Rosenthal a promissory note or notes, in form and substance satisfactory to Rosenthal, as evidence of such borrowing or borrowings, containing such terms and conditions as to rates of interest, discounts, premiums and otherwise as Rosenthal may require and as any officer of this corporation may approve, such approval being conclusively evidenced by the execution and delivery of such promissory note or notes by any officer of the corporation; (c) to grant a security interest to Rosenthal in any or all personal property now owned and hereafter acquired by this corporation, including without limitation all machinery, equipment, furniture and fixture (if any) now owned and hereafter acquired by this corporation, wherever located, and all replacements, substitutions, additions and improvements thereto and thereof, and all proceeds,. if any, of the foregoing, as collateral security for the payment performance, observance and fulfillment by this corporation of any and all indebtedness, obligations and liabilities of any kind of this corporation, as principals, endorser, guarantor, surety or otherwise, to Rosenthal, now existing and hereafter arising, direct or indirect, (including without limitation, participation or interest of Rosenthal in obligations of this corporation to others), acquired outright, by assignment, conditionally, or as collateral security from another, fixed or contingent, joint or several, due or not due,. liquidated or unliquidated, arising by operation of law or otherwise, and all instruments executed and delivered as evidence thereof, which security interest shall be upon such terms and conditions as Rosenthal may require; (d) execute and deliver to Rosenthal a security agreement or agreements and financing statements, in form and substance satisfactory to Rosenthal, granting such security interest to Rosenthal, containing such terms and conditions as Rosenthal may require and as any officer of this corporation may approve, such approval being conclusively evidenced by the executions and delivery of such security agreement by any officer of this corporation; and (e) to execute and deliver to Rosenthal, from time to time any and all other papers, documents, instruments, notices, certificates and financing statements under the Uniform Commercial Code or otherwise, in connection with or in implementation of the foregoing resolutions or in amendment, modification or supplement of and to the said promissory note or notes, security agreement or agreements and financing statements, the same to be in form and substance satisfactory to Rosenthal, and to do all other acts necessary desirable to effectuate the foregoing resolutions.

2. That the Secretary or any Secretary of this corporation alone or jointly with any other officer of this corporation, is hereby authorized to certify and deliver to Rosenthal for in the name of this corporation and under the seal thereof, copies of these resolutions."

    AND we further CERTIFY that the Certificate of Incorporation of the corporation and all amendments thereto, if any, and the By-Laws of this corporation, do not provide that the vote or consent of shareholders is required to authorize any or all of the transactions referred to in the foregoing Resolutions;

    AND we further CERTIFY that, from our examination of the minute book and other pertinent records of this corporation now in our possession, and of our own knowledge, the following named persons constitute all of the officers of this corporation presently serving as such and that adjacent to each name is the genuine signature of each such officer:

OFFICE                     NAME                          SIGNATURE
------                     ----                          ---------


President                  Joe Spampinato                _______________________


Secretary                  John Straatsma                _______________________

    IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of this corporation, this November 6, 2001

Corp. Seal


--------------------
President


---------------------
Secretary



STATE                      OF New York ss.:
COUNTY OF New York

    On this___________________ 2001, before me personally came Joe Spampinato and JohnS traatsma, to me known and known to me to be the individual described in and who executed the foregoing instrument, and he duly acknowledged that he executed the same.


-------------------------------
      Notary Public

                              STOCKHOLDERS' CONSENT

WE, the undersigned stockholders of COMPUTER MARKETPLACE, INC. a corporation organized and existing under the laws of the State of Massachusetts each owning and holding the number of shares and stock of said corporation set forth after our respective names below, and together owning and holding all of the outstanding shares and stock of said corporation entitled to vote, do hereby ratify, approve and consent to the foregoing Resolutions adopted by the Board of Directors of said corporation and specifically approve and consent to all borrowings by said corporation from Rosenthal & Rosenthal, Inc. ("Rosenthal") and the grant by said corporation to Rosenthal of a security interest in all personal property now owned and hereafter acquired by said corporation including without limitation any or all machinery, equipment, furniture and fixtures, now owned and hereafter acquired by said corporation, and all proceeds of the foregoing, including all interest upon such obligations and all cash, stock and liquidating dividends at any time paid or declared upon such securities and shares of stock, all as collateral security for the performance and payment of all indebtedness, obligations and liabilities of any kind of said corporation to Rosenthal, now existing and hereafter arising. The agreement evidencing such security interest in favor of Rosenthal shall be in such form and contain such provisions as the officer of said corporation executing the same may deem proper, the act of said officer in executing the same to be conclusively deemed to be the act of said corporation, and pursuant to this consent the undersigned hereby ratify, approve and confirm all that any of the officers or agents of said corporation have done or may do in the premises.

     IN WITNESS WHEREOF, we have hereunto set our hands and seals this November 6, 2001.


Name                                Number of        Class             Signature
                                    Shares

CELEXX
CORPORATION
100%
Common
By___________________________


STATE OF NEW YORK

COUNTY OF NEW YORK

On this ___________________, 2001 before me personally appeared_____________________________, to me known and known to me to be the President of the corporation described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


-----------------
Notary Public

November 6, 2001

ROSENTHAL & ROSENTHAL, INC.
1370 BROADWAY
NEW YORK, NY 10018

Gentlemen:

This is with reference to the Financing Agreement dated November 6, 2001, entered into between us. The provisions of Section 5.1 of said Financing Agreement notwithstanding, we request that you collect all amounts unpaid on Receivables, and accordingly, all invoices to customers on Receivables which have been assigned to you pursuant to the said Financing Agreement shall clearly state in a manner satisfactory to you, that the account is payable by remittance to:

P.O. Box 21160, P.A.B.T.
NEW YORK, NY 10129-0011

In addition and in order to induce you to receive and process collections of said Receivables, your additional charge for this service due and payable monthly, shall be $250.00 per month. This charge is in addition to the minimum charge set forth in Paragraph 9.1.

The above set forth Agreement is a supplementation of the Financing Agreement, entered into between us, as it may have heretofore been amended and/or supplemented and is subject, except as herein specifically set forth, to all of the terms, conditions and provisions thereof, which remain in full force and effect.

Very truly yours,

COMPUTER MARKETPLACE, INC.


BY:
   ---------------------------


READ & AGREED TO:
ROSENTHAL & ROSENTHAL, INC.


BY:
   ---------------------------

NEW CLIENT NOTICE                             A/C #:
CONTRACT DATE: August 2, 2001                 ANNIVERSARY  DATE: August 31, 2003

TYPE OF SERVICE: FINANCE

--------------------------------------------------------------------------------

NAME: COMPUTER MARKETPLACE, INC.                 TEL: 978 851-5317/ 954 796-7684
                                                 FAX: ***
ADDRESS: 885 Main Street, Tewksbury, MA 01876

BUSINESS: Computer System Integrator

PRINCIPALS:   Joe  Spampinato,   John  Straatsma,   David  Burke  Jr.,  Emmanuel
Spampinato, David Burke Sr., Douglas Forde, David Langle, and CELEXX CORPORATION

SIGNED BY: M. Reiner                                  REFERRED BY: M. Cipriani
CONTACT OFFICER: J. Occhiogrosso                      CREDIT EXEC: ***
BANK: ***
ACCOUNTANT: ***
RECEIPTS REQ: YES                                     INVOICES MAILED BY: Client
EST. ANNUAL SALES: $15,000,000.0                      EST. AVG. INVOICE: $***
--------------------------------------------------------------------------------


MINIMUM MONTHLY CHARGES/INTEREST INCOME: $10,000.00 PER MONTH
INTEREST: 2% ABOVE CHASE PRIME
ESCALATOR:1/4to1/4
INTEREST FLOOR: 2% ABOVE CHASE PRIME
ADVANCE RATE: 85%
CLEARANCE: 3 BUSINESS DAYS

--------------------------------------------------------------------------------

OTHER:
MAXIMUM CREDIT FACILITY: $5,000,000.00;   FACILITY FEE PERCENTAGE: 1%;   COLL.
MANAGEMENT FEE: N/A
ADDITIONAL COLLATERAL: INVENTORY: YES;   EQUIP: YES;   CASH: NO
                       ----------------------------
L/C's AND GUARANTIES: .5% plus .25% for each additional 30 days
TRADESTYLES: CMI
CORPORATE GUARANTORS: CELEXX CORPORATION and PINNEAST.COM, INC.
REMITTANCES TO R&R P.O. BOX: YES, $250.00 PER MONTH
CHARGE FOR BOOKKEEPING AND FIELD EXAM: YES, OUT-OF-POCKET PLUS $750 PER
PERSON PER DAY